                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     PIMCO Funds: Equity Advisors Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     PIMCO Funds: Equity Advisors Series
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

[LOGO OF PIMCO APPEARS HERE]

                           PIMCO ADVISORS L.P.

                         800 NEWPORT CENTER DRIVE

                     NEWPORT BEACH, CALIFORNIA 92660

                             November 7, 1996



Dear PIMCO Funds: Equity Advisors Series Shareholder:

  We are proposing to consolidate the PIMCO Funds: Equity Advisors Series (your fund family) with the PIMCO Advisors Funds, an affiliated fund group, into a single trust which will be called "PIMCO Funds: Multi-Manager Series." This new fund group will be part of the PIMCO Funds, a single, integrated mutual fund family serving both individual and institutional clients. The PIMCO Funds will provide you with a number of potential benefits.

WHAT STAYS THE SAME

  In many ways, the proposed consolidation will cause no significant changes to your investment.

 . Your Fund's management and investment objective remains the same. Following the consolidation, your fund will have the same quality institutional investment management team and the same investment objective.

 . Fund operating expenses. The PIMCO Funds "unified fee" structure, which sets fixed advisory and administration fees for the funds, will remain in place after the consolidation. There will be no increase in fees. However, your approval will be sought for a proposed change in the allocation of the advisory fee between PIMCO Advisors and the sub-advisers of the funds.

 . Commitment to client servicing. PIMCO Advisors and its sub-advisers
  (including Pacific Investment Management Company, Blairlogie Capital Management, Columbus Circle Investors, Cadence Capital Management, NFJ Investment Group and Parametric Portfolio Associates) remain committed to shareholders, including a commitment to high quality communications and services.

 . Strong performance records. While past performance is no guarantee of future results, the PIMCO Funds which are available to you generally have strong performance histories.

WHAT CHANGES

  While the fundamental characteristics of your investment will remain the same, the consolidation should also offer some additional benefits.

 . Simplified PIMCO Funds structure. Having multiple fund complexes with the PIMCO name may have caused confusion for some. The consolidation and name changes should eliminate this confusion.

 . A larger fund family. By combining your fund family with the PIMCO Advisors
  Funds, you will become part of a fund family with approximately $24 billion in assets (based on current values). This increase in size should provide the funds with more visibility and presence in the marketplace, with the potential for lower portfolio transaction costs.

 . More funds to select. We will be able to offer you six additional funds-- resulting in a broader choice of investments. All of these funds will be managed by PIMCO Advisors' institutional investment management firms (except for one fund which will continue to be managed by a non-affiliated adviser).

YOUR VOTE IS IMPORTANT

  After reviewing the proposed transactions, your Board of Trustees unanimously agreed that they are in the best interests of fund shareholders and voted to approve the transactions, all as more fully set forth in the accompanying proxy statement.

  Now it is your turn to review the proposals for your Fund and vote. Specific issues you are being asked to vote on include the following: amendments with respect to most Funds' sub-advisory contracts; the adoption of a Distribution Plan for the Administrative Class, at no additional cost to shareholders; the election of eight new trustees, each of whom has served on the PIMCO Advisors Funds' board; and changes to the Declaration of Trust to conform it to the PIMCO Advisors Funds' form. Shareholders of the NFJ Diversified Low P/E Fund and Cadence Mid Cap Growth Fund will each also be asked to vote on a merger with a fund of PIMCO Advisors Funds with substantially similar investment policies and the same portfolio manager. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

  A special meeting of the shareholders of PIMCO Funds: Equity Advisors Series will be held at 8:00 a.m. Pacific time on December 20, 1996 to vote on the specific issues of this proposed consolidation. The meeting will be held at the offices of Pacific Investment Management Company at 840 Newport Center Drive in Newport Beach, California 92660. If you are not able to attend the meeting, then please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ William D. Cvengros

                                          William D. Cvengros,

                                          Chief Executive Officer


  P.S. Please make the effort to complete, sign, date and mail the enclosed proxy promptly, in order to avoid the expense of additional mailings.

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                            NFJ EQUITY INCOME FUND
                         NFJ DIVERSIFIED LOW P/E FUND
                           NFJ SMALL CAP VALUE FUND
                       CADENCE CAPITAL APPRECIATION FUND
                          CADENCE MID CAP GROWTH FUND
                         CADENCE MICRO CAP GROWTH FUND
                         CADENCE SMALL CAP GROWTH FUND
                  COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND
                 COLUMBUS CIRCLE INVESTORS MID CAP EQUITY FUND
                        PARAMETRIC ENHANCED EQUITY FUND
                       BLAIRLOGIE EMERGING MARKETS FUND
                     BLAIRLOGIE INTERNATIONAL ACTIVE FUND
                                 BALANCED FUND

                      840 NEWPORT CENTER DRIVE, SUITE 360
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1996

                               ----------------

To the Shareholders of PIMCO Funds: Equity Advisors Series (formerly "PIMCO Advisors Institutional Funds"):

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each Fund of PIMCO Funds: Equity Advisors Series (the "Trust"), a Massachusetts business trust, will be held at 8:00 a.m., Pacific time, on December 20, 1996 at 840 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

    I. TO BE VOTED UPON BY ALL SHAREHOLDERS: To elect eight Trustees.

    II. To approve or disapprove the following:

     A. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE CADENCE MID CAP GROWTH FUND ONLY: A proposed transaction whereby the Cadence Mid Cap Growth Fund of the Trust will acquire the assets (subject to the liabilities) of the Discovery Fund, a series of PIMCO Advisors Funds.

     B. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE NFJ DIVERSIFIED LOW P/E FUND ONLY: A proposed transaction whereby the NFJ Diversified Low P/E Fund of the Trust will acquire the assets (subject to the liabilities) of the Value Fund, a series of PIMCO Advisors Funds.

    III. To approve or disapprove the following:

     A. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE NFJ EQUITY INCOME FUND
        ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and NFJ Investment Group.

     B. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE NFJ DIVERSIFIED LOW P/E FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and NFJ Investment Group.

     C. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE NFJ SMALL CAP VALUE FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and NFJ Investment Group.

     D. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE CADENCE CAPITAL APPRECIATION FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Cadence Capital Management.

     E. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE CADENCE MID CAP GROWTH FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Cadence Capital Management.

     F. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE CADENCE MICRO CAP GROWTH FUND ONLY: An Addendum to the Portfolio Management
        Agreement between the Trust's investment adviser and Cadence Capital Management.

     G. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE CADENCE SMALL CAP GROWTH FUND ONLY: An Addendum to the Portfolio Management
        Agreement between the Trust's investment adviser and Cadence Capital Management.

     H. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE PARAMETRIC ENHANCED EQUITY FUND ONLY: An Addendum to the Portfolio Management
        Agreement between the Trust's investment adviser and Parametric Portfolio Associates.

     I. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BLAIRLOGIE EMERGING MARKETS FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Blairlogie Capital Management.

     J. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BLAIRLOGIE
        INTERNATIONAL ACTIVE FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Blairlogie Capital Management.

     K. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BALANCED FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and NFJ Investment Group.

     L. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BALANCED FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Cadence Capital Management.

     M. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Columbus Circle Investors.

     N. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE COLUMBUS CIRCLE INVESTORS MID CAP EQUITY FUND ONLY: An Addendum to the Portfolio Management Agreement between the Trust's investment adviser and Columbus Circle Investors.

    IV. TO BE VOTED UPON BY ALL SHAREHOLDERS: To approve or disapprove a Second Amended and Restated Declaration of Trust.

    V. TO BE VOTED UPON BY THE ADMINISTRATIVE CLASS SHAREHOLDERS ONLY: To approve or disapprove the Administrative Class Distribution Plan (which will not increase expenses of the Funds) to be adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to each Fund of the Trust that has Administrative Class shares issued and outstanding.

    VI. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on October 18, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to complete, sign and return the enclosed proxy promptly. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                          By Order of the Board of Trustees,

                                          Garlin G. Flynn, Secretary

Newport Beach, California

November 7, 1996

PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE ENVELOPE PROVIDED.

              [This page has been intentionally left blank.]

                               ----------------

                                PROXY STATEMENT

                               ----------------

                   PIMCO FUNDS: EQUITY ADVISORS SERIES
                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1996

                               ----------------

                            SOLICITATION OF PROXIES

  This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of PIMCO
Funds: Equity Advisors Series (formerly "PIMCO Advisors Institutional Funds") (the "Trust"), a Massachusetts business trust, for use at a special meeting of shareholders (the "Meeting") of the Trust to be held at 8:00 a.m., Pacific time, on December 20, 1996 at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Meeting (the "Notice"). The date of the first mailing of this proxy statement was on or about November 7, 1996.

BACKGROUND: RESTRUCTURING OF THE TRUST AND PIMCO ADVISORS FUNDS

  The matters to be voted on at the Meeting (the "Proposals"), which are set forth herein, are being proposed in connection with an overall restructuring of three of the mutual funds, including the Trust, advised by PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") and its affiliates. It is proposed as part of the restructuring that certain equity funds of PIMCO Advisors Funds ("PAF") be merged into the Trust. PAF is a series mutual fund sold primarily to retail markets and having total assets of approximately $6.3 billion (approximately $5.4 billion for its equity funds) as of September 30, 1996. Certain funds of PAF would be combined with funds of the Trust that have similar investment objectives and policies (which transactions are described more fully in Sections II-A and II-B). The other equity funds of PAF (and PAF's Tax Exempt Fund) are to be reorganized as new series of the Trust, subject to the approval of the shareholders of those funds. In addition, to more clearly reflect the management structure of the Trust, the name of the Trust will be changed to "PIMCO Funds: Multi-Manager Series."

  Each PAF Fund participating in the restructuring currently is authorized to issue three separate classes of shares, offered principally to individual investors, which classes differ with respect to whether they feature front end or contingent deferred sales charges or whether they pay distribution fees.

  Each Fund of the Trust participating in the restructuring currently is authorized to issue two classes of shares, offered principally to institutional investors, which classes differ only in that one class of shares pays an administrative services fee for certain administrative and shareholder services. Following each transaction, each participating Fund will be authorized to issue its shares with respect to five separate classes, differing with respect to the distribution options described above, but which will nevertheless relate to the same underlying portfolio of assets.

PROXY SOLICITATION INFORMATION

  Shareholders of record at the close of business on October 18, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The Trust has thirteen different series that have shares issued and outstanding:

NFJ Equity Income Fund                    Columbus Circle Investors Core
NFJ Diversified Low P/E Fund              Equity Fund
NFJ Small Cap Value Fund                  Columbus Circle Investors Mid Cap
Cadence Capital Appreciation Fund         Equity Fund
Cadence Mid Cap Growth Fund               Parametric Enhanced Equity Fund
Cadence Micro Cap Growth Fund             Blairlogie Emerging Markets Fund
Cadence Small Cap Growth Fund             Blairlogie Enhanced Equity Fund

                                          Balanced Fund

  Each of these series of the Trust is referred to herein as a "Fund." For purposes of voting at the Meeting on all proposals except Proposal V, all classes of shares of a particular Fund will be treated as one class. With respect to Proposal V, the holders of Administrative Class shares only of each Fund will be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely and properly executed proxies will be voted as specified. EXECUTED PROXIES THAT ARE UNMARKED WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH IN THE ATTACHED NOTICE. A proxy may be revoked at any time prior to its exercise by written notice, by properly executing a later-dated proxy or by attending the Meeting and voting in person. However, attendance at the Meeting alone will not serve to revoke the proxy.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Thirty percent (30%) of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, except with respect to Proposal I, so long as a quorum is present, abstentions and non-votes will have the same effect as negative votes on the issues presented for consideration. With respect to Proposal I, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

  In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of an adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

  As described above, the proposals to be voted on at the Meeting are being undertaken contemporaneously with an overall restructuring of certain of the other mutual funds advised by PIMCO Advisors and its affiliates. In connection therewith, the costs of all such transactions, including the costs of the Meeting and this solicitation of proxies, are being preliminarily allocated on a basis approved by the Trustees, including the Trustees who are not "interested persons" of the Trust, PIMCO Advisors, the Trust's principal underwriter or any of the Portfolio Managers of the Funds, and will be paid in part by PIMCO Advisors, and, in part by the mutual funds advised by PIMCO Advisors that are involved with the restructuring. The amount of expenses to be paid by the Trust will not exceed $20,000 for each Fund. Any expenses in excess of such amount will be borne by PIMCO Advisors. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of the Trust, or by proxy solicitation firms retained by the Adviser.

  A copy of the Annual Report of the Trust for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. The Trust will furnish, without charge, to any of its shareholders upon request, a copy of the Annual Report of the Trust. Such requests may be directed to the Trust at 840 Newport Center Drive, Newport Beach, California 92660 (tel: 1-800-927-4648).

                   SUMMARY OF PROPOSALS AND FUNDS AFFECTED*

                                   II-A. PROPOSAL TO II-B. PROPOSAL TO
                                        APPROVE           APPROVE       III-A-N. PROPOSALS IV. PROPOSAL TO
                                    ACQUISITION BY   ACQUISITION BY NFJ     TO APPROVE     APPROVE SECOND  V. PROPOSAL TO
                                    CADENCE MID CAP   DIVERSIFIED LOW       ADDENDA TO       AMENDED AND       APPROVE
                                    GROWTH FUND OF      P/E FUND OF         PORTFOLIO         RESTATED     ADMINISTRATIVE
                    I. PROPOSAL TO THE ASSETS OF PAF THE ASSETS OF PAF      MANAGEMENT     DECLARATION OF  CLASS SERVICING
    NAME OF FUND    ELECT TRUSTEES  DISCOVERY FUND       VALUE FUND         AGREEMENTS          TRUST           PLAN
--------------------------------------------------------------------------------------------------------------------------
  NFJ Diversified
   Low P/E Fund            X                                  X                  X                 X
--------------------------------------------------------------------------------------------------------------------------
  Cadence Mid Cap
   Growth Fund             X                X                                    X                 X             X**
--------------------------------------------------------------------------------------------------------------------------
  Columbus Circle
   Investors
   Mid Cap Equity
   Fund                    X                                                     X                 X
--------------------------------------------------------------------------------------------------------------------------
  Parametric
   Enhanced Equity
   Fund                    X                                                     X                 X
--------------------------------------------------------------------------------------------------------------------------
  Balanced Fund            X                                                     X                 X
--------------------------------------------------------------------------------------------------------------------------
  ALL OTHER FUNDS          X                                                     X                 X             X**

 * An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.
** Only Administrative Class shareholders of each Fund are being solicited with respect to Proposal V.

  The Trustees know of no business to be brought before the Meeting other than as set forth herein. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

                                  PROPOSAL I.
                        ELECTION OF ADDITIONAL TRUSTEES

  In connection with the restructuring of the Trust and PAF, the Trust's Board of Trustees proposes that shareholders elect eight persons who currently serve as trustees on PAF's Board of Trustees. These nominees are as follows: E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne and Robert A. Prindiville (collectively, the "Nominees").

  In addition to serving as trustees of PAF, all of the Nominees serve as trustees of Cash Accumulation Trust ("CAT"), a registered investment company offering shares of a single money market series, for which PIMCO Advisors serves as investment adviser. The Nominees are being nominated in connection with the overall restructuring of the mutual funds advised by the Adviser and its affiliates. As indicated above, the proposed restructuring includes, among other things, the acquisition by certain Funds of the Trust of the assets of certain PAF equity funds and the reorganization of certain PAF funds as new series of the Trust. Many of the transactions that are part of the overall restructuring described above are contingent on the election of the Nominees. If approved by the Trust's shareholders, each of the Nominees would become a trustee on the business day following the completion of the restructuring.

INFORMATION ABOUT NOMINEES

  Information about the Nominees is presented below. Except as shown, each Nominee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of each Nominee is c/o PIMCO Advisors L.P., 2178 Atlantic Street, Fl. 7, Stamford, CT 06902.

  NAME, AGE AND ADDRESS    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
  E. Philip Cannon         Trustee, PIMCO Advisors Funds; Headmaster, St. John's School,
  Age 55                   Houston, Texas. Formerly, General Partner, J.B. Poindexter &
                           Co., Houston, Texas (private partnership), and Partner, Iberia
                           Petroleum Company (oil and gas production). Mr. Cannon was a director of WNS Inc., a retailing company which filed a
                           petition in bankruptcy within the last five years.
-----------------------------------------------------------------------------------------
  Donald P. Carter         Trustee, PIMCO Advisors Funds. Formerly, Chairman, Executive
  Age 69                   Vice President and Director, Cunningham & Walsh, Inc., Chicago
                           (advertising agency).
-----------------------------------------------------------------------------------------
  Gary A. Childress        Trustee, PIMCO Advisors Funds; Chairman and Director,
  Age 62                   Bellefonte Lime Company, Inc.; Chief Executive Officer,
                           Woodings & Verona Toolworks Inc. Mr. Childress is a partner in
                           GenLime, L.P., a private limited partnership, which filed a petition in bankruptcy within the last five years.
-----------------------------------------------------------------------------------------
  Gary L. Light            Trustee, PIMCO Advisors Funds; Partner, E.V.A. Investors Inc.
  Age 59                   (private investments); Consultant to and, prior to March,
                           1987, Executive Vice President, Mayflower Corporation
                           (trucking and transportation); Vice Chairman and Chief
                           Executive Officer, Sofamor Danek (medical devices).
-----------------------------------------------------------------------------------------
  Joel Segall              Trustee, PIMCO Advisors Funds. Formerly, President and
  Age 73                   University Professor, Bernard M. Baruch College, The City
                           University of New York; Deputy Under Secretary for
                           International Affairs, United States Department of Labor;
                           Professor of Finance, University of Chicago; Board of
                           Managers, Coffee, Sugar and Cocoa Exchange.
-----------------------------------------------------------------------------------------
  W. Bryant Stooks         Trustee, PIMCO Advisors Funds; President, Bryant Investments,
  Age 56                   Ltd. Formerly, President, Senior Vice President, Director and
                           Chief Executive Officer, Archirodon Group Inc. (heavy civil construction and shipping); Partner, Arthur Andersen & Co.
-----------------------------------------------------------------------------------------
  Gerald M. Thorne         Trustee, PIMCO Advisors Funds. Formerly President and
  Age 58                   Director, Firstar National Bank of Milwaukee; Chairman,
                           President and Director, Firstar National Bank of Sheboygan;
                           Director, Bando-McGlocklin (small business investment
                           company).
-----------------------------------------------------------------------------------------
  Robert A. Prindiville*   Trustee and President, PIMCO Advisors Funds; Vice President,
  Age 61                   PIMCO Advisors; President and Trustee, Cash Accumulation
  c/o PIMCO Advisors L.P.  Trust. Formerly, President and Director, Thomson Advisory
  2187 Atlantic Street,    Group Inc.; Director and Chairman, PIMCO Advisors Distribution
  Fl. 7                    Company("PADCo"); Executive Vice President, PIMCO Advisors.
  Stamford, CT 06902

* Is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ). Mr. Prindiville is an "interested person" of the Trust because of his affiliation with PIMCO Advisors, as indicated in the above chart, and his ownership interest in PIMCO Advisors and PADCo.

  The term of office of each person elected as Trustee will be until his successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.

  The Trust's Amended and Restated Agreement and Declaration of Trust (the "Current Declaration") does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

INFORMATION ABOUT CURRENT TRUSTEES

  Currently, four persons serve as Trustees on the Trust's Board of Trustees:
William D. Cvengros, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Shareholders are not being asked to elect the current Trustees, as each will continue to serve under the terms of the Current Declaration. The Trustees, their ages, their business addresses, their positions with the Trust, and a description of their principal occupations are shown below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s):

                                                                         PRINCIPAL OCCUPATION(S) DURING THE PAST
   NAME, AGE AND ADDRESS    POSITION WITH THE TRUST                      FIVE YEARS
----------------------------------------------------------------------------------------------------------------
  William D. Cvengros*      Chairman of the Board, President and Trustee Chief Executive Officer, President,
  800 Newport Center Drive                                               and member of the Operating Board,
  Newport Beach, CA 92660                                                Operating Committee, and Equity Board,
  Age 47                                                                 PIMCO Advisors; Trustee, PIMCO
                                                                         Advisors Funds; Director, PADCo.
                                                                         Formerly, Director, Vice Chairman, and
                                                                         Chief Executive Officer, Pacific
                                                                         Mutual Life Insurance Company.
----------------------------------------------------------------------------------------------------------------
  Richard L. Nelson         Trustee                                      President, Nelson Financial
  8 Cherry Hills Lane                                                    Consultants; Director, Wynn's
  Newport Beach, CA 92660                                                International, Inc. (hardware
  Age 66                                                                 supplier); Trustee, Pacific Select
                                                                         Fund. Formerly, Partner, Ernst &
                                                                         Young.
----------------------------------------------------------------------------------------------------------------
  Lyman W. Porter           Trustee                                      Professor of Management at the
  2639 Bamboo Street                                                     University of California, Irvine;
  Newport Beach, CA 92660                                                Trustee, Pacific Select Fund.
  Age 66
----------------------------------------------------------------------------------------------------------------
  Alan Richards             Trustee                                      President, Alan Richards Consulting,
  P.O. Box 675760                                                        Inc.; Trustee, Pacific Select Fund;
  15401 Pimlico Corte                                                    Director, Western National
  Rancho Santa Fe, CA                                                    Corporation. Formerly, President,
  92067                                                                  Chief Executive Officer and Director,
  Age 66                                                                 E.F. Hutton Insurance Group, Inc.;
                                                                         Chairman of the Board, Chief Executive
                                                                         Officer and President, E.F. Hutton
                                                                         Life Insurance Company; Director, E.F.
                                                                         Hutton & Company Inc.

* Is an "interested person" of the Trust (as defined in the 1940 Act). Mr. Cvengros is an "interested person" of the Trust because of his affiliation with PIMCO Advisors and the Trust's distributor, PADCo, as indicated in the above chart, and his ownership interest in those entities.

  In the fiscal year ended June 30, 1996,/1/ the Board of Trustees held three meetings. Each of the Trustees attended all of the meetings.

  COMMITTEES OF THE BOARD. The Trust's Board of Trustees had three standing committees as of the fiscal year ended June 30, 1996: the Audit Committee, the Nominating Committee and the Policy Committee. Richard L. Nelson, Lyman W. Porter and Alan Richards are members of each Committee. Each of these Trustees attended all of the meetings held by the Committees during the most recent fiscal year.

  The responsibilities of the Trust's Audit Committee include review of financial and accounting controls and procedures, recommendations as to the selection of the independent accountants, and review of the scope of the audit. During the fiscal year ended June 30, 1996, the Audit Committee met two times.

--------

/1/ The most recent fiscal year of the Trust began on November 1, 1995 and ended on June 30, 1996 as a result of a change in the Trust's fiscal year end from October 31 to June 30. All references in this Proxy Statement to the Trust's fiscal year ended June 30, 1996 refer to the period that began on November 1, 1995 and ended on June 30, 1996.

  The Nominating Committee did not hold any meetings during the fiscal year ended June 30, 1996. The Nominating Committee's responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust.

  The Trust's Policy Committee provides a forum for its members to deliberate on certain matters to be presented to the Trust's full Board of Trustees for their review and/or consideration, and to discuss other issues and concerns that the members of the Committee deem appropriate. During the fiscal year ended June 30, 1996, the Policy Committee met three times.

  COMPENSATION AND INDEMNIFICATION. Trustees, other than those affiliated with the Adviser, receive an annual retainer of $10,000, $1,000 for each Board of Trustees meeting attended, and $1,000 for each Audit or Policy Committee meeting attended, plus reimbursement of related expenses. The Chairmen of the Audit and Policy Committees receive an additional annual retainer of $1,000. Trustees do not receive any pension or retirement benefits from the Trust. The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended June 30, 1996:

                                                             TOTAL COMPENSATION FROM TRUST AND
  NAME AND POSITION        AGGREGATE COMPENSATION FROM TRUST   FUND COMPLEX PAID TO TRUSTEES
----------------------------------------------------------------------------------------------
  William D. Cvengros                 $        0                        $        0
  Chairman, President and
  Trustee
----------------------------------------------------------------------------------------------
  Richard L. Nelson                   $14,333.33                        $14,333.33
  Trustee
----------------------------------------------------------------------------------------------
  Lyman W. Porter                     $12,166.67                        $12,166.67
  Trustee
----------------------------------------------------------------------------------------------
  Alan Richards                       $14,333.33                        $14,333.33
  Trustee

  The Current Declaration provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust or that
(ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust's administrator, Pacific Investment Management Company, provides liability insurance for the benefit of the Trustees and officers of the Trust.

  REQUIRED VOTE. The election of the Trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Meeting in person or by proxy. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Trust.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR EACH NOMINEE.

                                 PROPOSAL II.
                APPROVAL OR DISAPPROVAL OF CERTAIN TRANSACTIONS

  The proposed transactions described in Part II-A and II-B below are part of an overall restructuring of three of the mutual funds advised by PIMCO Advisors and its affiliates, as described above under "Background:
Reorganization with PIMCO Advisors Funds." The restructuring involves, among other components, two mergers between PAF Funds and Funds of the Trust which are counterparts of each other in that they are managed by the same investment adviser in accordance with similar investment objectives and policies. The mergers described below relate to two Funds of the Trust: the Cadence Mid Cap Growth Fund and the NFJ Diversified Low P/E Fund.

              II-A. ACQUISITION BY CADENCE MID CAP GROWTH FUND OF

                     THE ASSETS OF PAF DISCOVERY FUND

  As part of the restructuring, the Trustees recommend approval of a transaction whereby, among other things, the Trust's Cadence Mid Cap Growth Fund (to be renamed the "PIMCO Mid Cap Growth Fund") (the "Cadence Fund") will acquire the assets (subject to the liabilities) of the PAF Discovery Fund (referred to in this Part II-A as the "Proposed Transaction"). Under the Proposed Transaction, all of the PAF Discovery Fund's assets and liabilities will be acquired by the Cadence Fund in exchange for shares of beneficial interest of the Cadence Fund. The PAF Discovery Fund will then distribute these shares to its shareholders in liquidation of their interests in the PAF Discovery Fund. The description of the Proposed Transaction contained in this Proxy Statement is qualified in its entirety by reference to the Agreement and Plan of Reorganization dated November 1, 1996, a copy of which is attached hereto as Exhibit A.

  The PAF Discovery Fund currently offers its shares with respect to three different classes: Class A, Class B and Class C shares. The classes, which are offered principally to individual investors, differ with respect to whether they feature front end or contingent deferred sales charges or whether they pay distribution fees. In connection with the sale of Class B and Class C shares, PAF's distributor, PADCo, pays commissions to broker-dealers from its own assets that it expects to recover over time through the receipt of distribution fees in connection with the Class B and Class C shares and the receipt of any contingent deferred sales charges on the Class B and Class C shares. The total amount of such commissions paid by PADCo before the consummation of the Proposed Transaction will likely exceed the amount recovered by the distributor by that time. The unrecovered amounts do not represent a liability of the PAF Discovery Fund, and consequently, the Cadence Fund will not assume any such liability in connection with the consummation of the Proposed Transaction. However, to the extent that PADCo has not fully recovered such commissions before the consummation of the Proposed Transaction, it is anticipated that the Trust's Trustees will consider such unrecovered amounts, among other factors, in determining whether to continue payments of distribution fees in the future with respect to Class B and Class C shares of the Cadence Fund. As of June 30, 1996, the expenses incurred by PADCo were approximately $3,298,000 in excess of payments under PAF's Distribution and Servicing Plan with respect to Class C shares of all PAF Funds and $8,948,000 in excess of payments under PAF Distribution and Servicing Plan with respect to Class B shares of all PAF Funds.

  The completion of the Proposed Transaction is contingent upon the approval of shareholders of both the PAF Discovery Fund and the Cadence Fund. Shareholders of the PAF Discovery Fund will receive a prospectus/proxy statement relating to the Proposed Transaction. The Proposed Transaction calls for the acquisition of the assets (subject to the liabilities) of the PAF Discovery Fund by the Cadence Fund. This transaction will not result in any changes in the investment policies and objectives of the Cadence Fund.

  INFORMATION ABOUT THE PROPOSED TRANSACTION. The Cadence Fund and the PAF Discovery Fund have similar policies and objectives, the same investment adviser, PIMCO Advisors, and the same sub-adviser, Cadence Capital Management ("Cadence"), a subsidiary partnership of PIMCO Advisors, which manages each Fund's portfolio. In addition, the day-to-day management of each of the Cadence Fund and the PAF Discovery Fund is handled by the same management team at Cadence.

  The PAF Discovery Fund is a series of PAF, an open-end management investment company offering sixteen portfolios with different investment objectives and policies. The PAF Discovery Fund is a diversified portfolio that seeks capital appreciation without any consideration given to income. It invests primarily in common stocks of companies with equity capitalizations of $500 million to $1 billion that exhibit favorable growth characteristics and reasonable valuations. The Fund may also invest in convertible securities and, for temporary defensive purposes, money market instruments.

  The Cadence Fund seeks growth of capital. The Fund invests primarily in common stocks of companies with market capitalizations in excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market. The Fund may also invest in convertible securities, preferred stock, warrants (subject to certain limitations) and American Depositary Receipts.

  The principal executive office of the Trust is located at 840 Newport Center Drive, Newport Beach, California 92660 (tel: 1-800-927-4648). The principal executive office of PAF is 2187 Atlantic Street, Stamford, Connecticut 06902 (tel: 1-800-426-0107).

  REASONS FOR THE PROPOSED TRANSACTION. As required under relevant regulations, the Trustees have determined that participation in the Proposed Transaction is in the best interests of the Cadence Fund and its shareholders, and have further determined that the interests of existing Cadence Fund shareholders will not be diluted as a result of effecting the Proposed Transaction.

  The Trustees recommend approval of the Proposed Transaction because they believe, among other things, that it offers shareholders the opportunity to pursue a similar investment program in a larger fund, which should offer opportunities for greater diversification of risk and opportunities to benefit from savings in portfolio transaction costs. In addition, the Trustees believe that the Proposed Transaction, as part of the overall restructuring, will (i) improve the distribution of shares of each Fund through both retail and institutional channels, (ii) enhance market presence and brand awareness, and
(iii) give shareholders broader exchange privileges among funds.

  In reaching the conclusion that the interests of shareholders will not be diluted, the Trustees have considered such factors as (i) that the Cadence Fund shares issued will have the same aggregate net asset value as the assets of the PAF Discovery Fund for which they are exchanged, determined in accordance with the same valuation policies as are applied by the Cadence Fund when valuing its own assets, (ii) the fact that there will be no material, adverse tax consequences, including no imposition of taxes upon the Proposed Transaction and a carry-over basis for the assets being acquired, and (iii) that PIMCO Advisors will bear most of the expenses of the Proposed Transaction.

  FEDERAL INCOME TAX CONSEQUENCES. As a condition to its obligation to consummate the Proposed Transaction, the Cadence Fund will receive an opinion from Ropes & Gray, counsel to PAF, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Cadence Fund upon receipt of the investments of the PAF Discovery Fund transferred to the Cadence Fund in exchange for shares of the Cadence Fund, (ii) the basis of the Cadence Fund of such investments will be the same as the basis of the investments in the hands of the PAF Discovery Fund immediately prior to such exchange, and (iii) the Cadence Fund's holding periods with respect to the investments will include the respective periods for which the investments were held by the PAF Discovery Fund. The opinion will be based on certain factual representations and subject to certain qualifications.

  OTHER INFORMATION. The most recent Annual Reports for each of the PAF Discovery Fund and the Cadence Mid Cap Growth Fund are hereby incorporated by reference into this Proxy Statement. In addition, pro forma financial statements of the PAF Discovery Fund and the Cadence Fund as of and for the fiscal year ended June 30, 1996 are included in the Statement of Additional Information to the prospectus/proxy statement relating to the Proposed Transaction which has been provided to shareholders of the PAF Discovery Fund and which are hereby incorporated by reference into this Proxy Statement. Copies of each Annual Report and the pro forma financial statements are available free of charge from either Fund upon request. Requests may be in writing or by telephone, and should be communicated to the addresses or telephone numbers listed above. As of June 30, 1996, the unrealized capital appreciation in each of the Cadence Fund and the PAF Discovery Fund, as a percentage of each Fund's total assets, was 13.4% and 10.3%, respectively.

  The following table shows the capitalization of each of the Cadence Fund and the PAF Discovery Fund as of June 30, 1996 and on a pro forma basis on that date, giving effect to the proposed acquisition of assets at net asset value:

                                 JUNE 30, 1996

                                    DISCOVERY CADENCE MID CAP  PRO FORMA
                                     FUND/1/  GROWTH FUND/2/  COMBINED/3/
                                    --------- --------------- -----------
Net assets (000's omitted)
  Class A                            $10,369     $    --       $ 10,365
  Class B                             19,075          --         19,068
  Class C                             38,501          --         38,487
  Institutional Class                    --       231,011       230,930
  Administrative Class                   --         1,071         1,071
Shares outstanding (000's omitted)
  Class A                                928          --            928
  Class B                              1,721          --          1,721
  Class C                              3,474          --          3,474
  Institutional Class                    --        11,881        11,881
  Administrative Class                   --            55            55
Net asset value per share
  Class A                            $ 11.17     $    --       $  11.17
  Class B                              11.08          --          11.08
  Class C                              11.08          --          11.08
  Institutional Class                    --         19.44         19.44
  Administrative Class                   --         19.44         19.44

--------
/1/ Unaudited.
/2/ Audited.
/3/ Pro Forma net assets have been reduced by merger-related legal and accounting costs and certain other costs.

  REQUIRED VOTE. Approval of the Proposed Transaction will require the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Cadence Fund shareholders present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Cadence Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Cadence Fund.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED TRANSACTION.

             II-B. ACQUISITION BY NFJ DIVERSIFIED LOW P/E FUND OF

                       THE ASSETS OF PAF VALUE FUND

  The Trustees recommend approval of a transaction whereby, among other things, the NFJ Diversified Low P/E Fund (to be renamed the "PIMCO Value Fund") (the "NFJ Fund") will acquire all of the assets (subject to the liabilities) of the PAF Value Fund (referred to in this Part II-B as the "Proposed Transaction"). Under the Proposed Transaction, all of the PAF Value Fund's assets and liabilities will be acquired by the NFJ Fund in exchange for shares of beneficial interest of the NFJ Fund. The PAF Value Fund will then distribute these shares to its shareholders in liquidation of their interests in the PAF Value Fund. The description of the Proposed Transaction contained in this Proxy Statement is qualified in its entirety by reference to the Agreement and Plan of Reorganization dated November 1, 1996, a form of which is attached hereto as Exhibit A.

  The PAF Value Fund currently offers its shares with respect to three different classes: Class A, Class B and Class C shares. The classes, which are offered principally to individual investors, differ with respect to whether they feature front end or contingent deferred sales charges or whether they pay distribution fees. In connection with the sale of Class B and Class C shares, PAF's distributor, PADCo, pays commissions to broker-dealers from its own assets that it expects to recover over time through the receipt of distribution fees in connection with the Class B and Class C shares and the receipt of any contingent deferred sales charges on the Class B and Class C shares. The total amount of such commissions paid by PADCo before the consummation of the Proposed Transaction will likely exceed the amount recovered by the distributor by that time. The unrecovered amounts do not represent a liability of the PAF Value Fund, and consequently, the NFJ Fund will not assume any such liability in connection with the consummation of the Proposed Transaction. However, to the extent that PADCo has not fully recovered such commissions before the consummation of the Proposed Transaction, it is anticipated that the Trust's Trustees will consider such unrecovered amounts, among other factors, in determining whether to continue payments of distribution fees in the future with respect to Class B and Class C shares of the NFJ Fund. As of June 30, 1996, the expenses incurred by PADCo were approximately $3,298,000 in excess of payments under PAF's Distribution and Servicing Plan with respect to Class C shares of all PAF Funds and $8,948,000 in excess of payments under PAF's Distribution and Servicing Plan with respect to Class B shares of all PAF Funds.

  The completion of the Proposed Transaction is contingent upon the approval of shareholders of both the NFJ Fund and the PAF Value Fund. Shareholders of the PAF Value Fund will receive a prospectus/proxy statement relating to the transaction. The NFJ Fund will be acquiring the assets (subject to the liabilities) of the PAF Value Fund. This transaction will not result in any changes in the investment policies and objectives of the NFJ Fund.

  INFORMATION ABOUT THE PROPOSED TRANSACTION. The NFJ Fund and the PAF Value Fund have substantially similar policies and objectives, the same investment adviser, PIMCO Advisors, and the same sub-adviser, NFJ Investment Group ("NFJ"), a subsidiary partnership of PIMCO Advisors, which manages each Fund's portfolio. In addition, the day-to-day management of both the NFJ Fund and the PAF Value Fund is handled by the same portfolio management team at NFJ.

  As indicated above, the PAF Value Fund is a series of PAF, an open-end management investment company composed of sixteen portfolios with different investment objectives and policies. Both the PAF Value Fund and the NFJ Fund are diversified portfolios that seek long-term growth of capital and current income. The PAF Value Fund invests primarily in common stocks of companies that are characterized by having below average price-to-earnings ratios and/or higher dividend yields relative to their industry groups. It may also invest in convertible securities and, for temporary defensive purposes, money market instruments.

  The NFJ Fund invests primarily (normally at least 65% of its assets) in common stocks characterized as having below average price-to-earnings ratios relative to their industry groups. It may also invest in convertible securities, preferred stocks, warrants (subject to certain limitations) and American Depositary Receipts. The PAF Value Fund and the NFJ Fund are managed in substantially the same manner.

  The principal executive office of the Trust is located at 840 Newport Center Drive, Newport Beach, California 92660 (tel: 1-800-927-4648). The principal executive office of PAF is 2187 Atlantic Street, Stamford, Connecticut 06902 (tel: 1-800-426-0107).

  REASONS FOR THE PROPOSED TRANSACTION. As required under relevant regulations, the Trustees have determined that participation in the Proposed Transaction is in the best interests of the NFJ Fund, and have further determined that the interests of existing NFJ Fund shareholders will not be diluted as a result of effecting the Proposed Transaction.

  The Trustees recommend approval of the Proposed Transaction because they believe, among other things, that it offers shareholders the opportunity to pursue a substantially similar investment program in a larger fund, which may offer potential for greater diversification of risk and opportunities to benefit from savings in portfolio transaction costs. In addition, the Trustees believe that the Proposed Transaction, as part of the overall restructuring,
(i) will improve the distribution of shares of each Fund through both institutional and retail channels, (ii) will enhance market presence and brand awareness, and (iii) give shareholders broader exchange privileges among funds.

  In reaching the conclusion that the interests of shareholders will not be diluted, the Trustees considered such factors as (i) that the NFJ Fund shares issued will have the same aggregate net asset value as the assets of the PAF Value Fund for which they are exchanged, determined in accordance with the same valuation policies as are applied by the NFJ Fund when valuing its own assets, (ii) the fact that there will be no material, adverse tax consequences, including no imposition of taxes upon the Proposed Transaction and a carry-over basis for the assets being acquired, and (iii) that PIMCO Advisors will bear most of the expenses of the Proposed Transaction.

  FEDERAL INCOME TAX CONSEQUENCES. As a condition to its obligation to consummate the Proposed Transaction, the NFJ Fund will receive an opinion from Ropes & Gray, counsel to PAF, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the NFJ Fund upon receipt of the investments of the PAF Value Fund transferred to the NFJ Fund in exchange for shares of the NFJ Fund, (ii) the basis of the NFJ Fund of such investments will be the same as the basis of the investments in the hands of the PAF Value Fund immediately prior to such exchange, and (iii) the NFJ Fund's holding periods with respect to the investments will include the respective periods for which the investments were held by the PAF Value Fund. The opinion will be based on certain factual representations and subject to certain qualifications.

  OTHER INFORMATION. The most recent Annual Reports for each of the PAF Value Fund and the NFJ Fund are hereby incorporated by reference into this Proxy Statement. In addition, pro forma financial statements for the PAF Value Fund and the NFJ Fund as of and for the fiscal year ended June 30, 1996 are included in the Statement of Additional Information to the prospectus/proxy statement relating to the Proposed Transaction which has been provided to shareholders of the PAF Value Fund and which are hereby incorporated by reference into this Proxy Statement. Copies of each Annual Report and of the pro forma financial statements are available free of charge from either Fund upon request. Requests may be in writing or by telephone, and should be communicated to the addresses or telephone numbers listed above. As of June 30, 1996, the unrealized capital appreciation in each of the NFJ Fund and the PAF Value Fund, as a percentage of each Fund's total assets, was 7.0% and 6.0% respectively.

  The following table shows the capitalization of each of the NFJ Fund and the PAF Value Fund as of June 30, 1996 and on a pro forma basis on that date, giving effect to the proposed acquisition of assets at net asset value:

                                 JUNE 30, 1996

                                     VALUE  NFJ DIVERSIFIED  PRO FORMA
                                    FUND/1/ LOW P/E FUND/2/ COMBINED/3/
                                    ------- --------------- -----------
Net assets (000's omitted)
  Class A                           $ 8,423     $   --        $ 8,414
  Class B                            14,386         --         14,370
  Class C                            29,489         --         29,457
  Institutional Class                   --       52,727        52,669
  Administrative Class                  --          --            --
Shares outstanding (000's omitted)
  Class A                               692         --            692
  Class B                             1,182         --          1,182
  Class C                             2,424         --          2,424
  Institutional Class                   --        4,232         4,232
  Administrative Class                  --          --            --
Net asset value per share
  Class A                           $ 12.17     $   --        $ 12.17
  Class B                             12.17         --          12.17
  Class C                             12.17         --          12.17
  Institutional Class                   --        12.46         12.46
  Administrative Class                  --          --            --

--------
/1/ Audited.
/2/ Unaudited.
/3/ Pro Forma net assets have been reduced by merger-related legal and accounting costs and certain other costs.

  REQUIRED VOTE. Approval of the Proposed Transaction will require the affirmative vote of the lesser of (A) 67% or more of the voting securities of the NFJ Fund shareholders present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the NFJ Fund.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED TRANSACTION.

                            PROPOSALS III-A-N

  APPROVAL OF ADDENDA TO THE PORTFOLIO MANAGEMENT AGREEMENTS ON BEHALF OF NFJ EQUITY INCOME FUND, NFJ DIVERSIFIED LOW P/E FUND, NFJ SMALL CAP VALUE FUND,
 CADENCE CAPITAL APPRECIATION FUND, CADENCE MID CAP GROWTH FUND, CADENCE MICRO
  CAP GROWTH FUND, CADENCE SMALL CAP GROWTH FUND, PARAMETRIC ENHANCED EQUITY FUND, BLAIRLOGIE EMERGING MARKETS FUND, BLAIRLOGIE INTERNATIONAL ACTIVE FUND, BALANCED FUND, COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND AND COLUMBUS CIRCLE
                      INVESTORS MID CAP EQUITY FUND

  In connection with the restructuring described above under "Background:
Reorganization with PIMCO Advisors Funds," the Board of Trustees on September 17, 1996 approved Addenda to certain Portfolio Management Agreements between the Adviser, on behalf of the Funds, and the Portfolio Managers for those

Funds. The Addenda are being presented to shareholders of the pertinent Funds for approval, and, if approved, will take effect upon the completion of the restructuring. The purpose of the Addenda is to reallocate investment advisory fees paid to the Adviser between the Adviser and each of the Portfolio Managers in recognition of the increased cost of compliance and administrative support activities assumed by the Adviser under the Investment Advisory Agreement between the Adviser and the Trust. In the event that the Addenda are not approved by any Fund, the restructuring will still take place, and the Trustees will consider what, if any, actions the Trust will take with respect to the Portfolio Management Agreements.

  If the Addenda are approved, the Portfolio Managers' fees will be reduced; however, because these fees are paid by the Adviser, this reduction will have no effect on the expenses of the Funds. No other changes to the Portfolio Management Agreements are made by the Addenda.

CURRENT PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to the Investment Advisory Agreement, dated November 15, 1994, between the Trust and the Adviser, the Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds, the Adviser has engaged affiliates who are its subsidiary partnerships to serve as Portfolio Managers. The Portfolio Managers engaged under the Portfolio Management Agreements to be amended as described in this proposal are Blairlogie Capital Management ("Blairlogie"), Cadence, NFJ, Columbus Circle Investors ("Columbus Circle") and Parametric Portfolio Associates ("Parametric").

  Under the terms of the Portfolio Management Agreements, each Portfolio Manager provides a continuous investment program for one or more Funds and determines the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Funds in accordance with each Fund's investment objectives, policies, and restrictions. In addition, the Portfolio Managers provide investment research and analysis, and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds' assets.

  Pursuant to Portfolio Management Agreements between the Adviser and each of the Portfolio Managers, the following Portfolio Managers render advice to the following Funds:

                                                      DATE PORTFOLIO MANAGEMENT
                                                            AGREEMENT WAS
                                                         LAST SUBMITTED TO A
   FUND                             PORTFOLIO MANAGER  VOTE OF SHAREHOLDERS/1/
   ----                             ----------------- -------------------------
   NFJ Equity Income Fund           NFJ                    October 26, 1994
   NFJ Diversified Low P/E Fund     NFJ                    October 26, 1994
   NFJ Small Cap Value Fund         NFJ                    October 26, 1994
   Cadence Capital Appreciation
    Fund                            Cadence                October 26, 1994
   Cadence Mid Cap Growth Fund      Cadence                October 26, 1994
   Cadence Micro Cap Growth Fund    Cadence                October 26, 1994
   Cadence Small Cap Growth Fund    Cadence                October 26, 1994
   Parametric Enhanced Equity Fund  Parametric             October 26, 1994
   Blairlogie Emerging Markets
    Fund                            Blairlogie             October 26, 1994
   Blairlogie International Active
    Fund                            Blairlogie             October 26, 1994
   Columbus Circle Investors Core
    Equity Fund                     Columbus Circle       December 28, 1994
   Columbus Circle Investors Mid
    Cap Equity Fund                 Columbus Circle       December 28, 1994
   Balanced Fund/2/
    (common stock segment)          Cadence                   July 22, 1996
   Balanced Fund/2/
    (common stock segment)          NFJ                       July 22, 1996

  --------

  /1/ The Portfolio Management Agreement for each Fund other than the Columbus
      Circle Investors Funds and the Balanced Fund was approved by shareholders in connection with a transaction involving the restructuring of the Adviser. The Portfolio Management Agreement for the Columbus Circle Investors Funds was approved by shareholders of those Funds in connection with the organization of the Funds. The Addenda to the Portfolio Management Agreements relating to the Balanced Fund were approved by shareholders of the Balanced Fund in connection with a change in the Portfolio Managers.
  /2/ The Adviser determines the allocation of the Balanced Fund's assets among various asset classes and manages the portion of the assets allocated for investment in money market instruments. Pacific Investment Management Company, an affiliate of the Adviser, renders advice regarding the fixed income securities segment of the Balanced Fund.

  The continuance of each Portfolio Management Agreement was last approved by all of the Trustees, including the Trustees who are not interested persons of the Adviser or the Portfolio Managers, on September 17, 1996. On May 10, 1996, the Trustees approved Addenda to the Portfolio Management Agreements between the Adviser and each of Cadence and NFJ, pursuant to which those Portfolio Managers would render services with respect to the Balanced Fund.

  Pursuant to each of the Portfolio Management Agreements, a Portfolio Manager is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the applicable agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

  Each of the Portfolio Management Agreements provides that it will terminate automatically in the event of its assignment, as that term is described in the 1940 Act. In addition, each such Agreement may be terminated by the Adviser or by the pertinent Portfolio Manager upon 60 days' written notice to the other party, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding shares of the applicable Fund, upon 60 days' written notice to the Portfolio Manager.

THE ADDENDA TO THE PORTFOLIO MANAGEMENT AGREEMENTS

  Each Addendum to a Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Portfolio Management Agreements or interested parties of such parties, at a meeting held on September 17, 1996. A form of Addendum is attached hereto as Exhibit B.

  The Addenda to the Portfolio Management Agreements are now submitted for approval by the shareholders of the Fund to which each Addendum applies. Each Addendum provides for a reduction in the compensation payable to the applicable Portfolio Manager. Because the portfolio management fees are paid by the Adviser from the advisory fees it receives from the Funds, the only effect of the Addenda will be to change the allocation of the fees between the Portfolio Managers and the Adviser. A reduction in the portfolio management fees will therefore increase the fees retained by the Adviser, but will not result in an overall reduction in fees paid by the shareholders of the affected Funds. As noted above, the change in allocation is being made to reflect the increased cost of compliance and related administrative support activities assumed by the Adviser with respect to each Fund.

  The following table presents information regarding the current and proposed fees to be paid to the Portfolio Managers and to the Adviser:

                                                                                    AGGREGATE      PROPOSED      PROPOSED
                                                                                    PORTFOLIO      AGGREGATE     ADVISORY
                                                                      AGGREGATE     MANAGEMENT     PORTFOLIO       FEES
                                    CURRENT                         ADVISORY FEES  FEES PAID TO MANAGEMENT FEES RETAINED BY
                                      AND                            RETAINED BY    PORTFOLIO     PAYABLE TO       PIMCO
                                   PROPOSED                             PIMCO        MANAGERS      PORTFOLIO     ADVISORS
                                   ADVISORY    CURRENT    PROPOSED   ADVISORS FOR   FOR FISCAL   MANAGERS FOR   FOR FISCAL
                                    FEES TO   PORTFOLIO  PORTFOLIO   FISCAL YEAR    YEAR ENDED    FISCAL YEAR   YEAR ENDED
                     PORTFOLIO       PIMCO    MANAGEMENT MANAGEMENT ENDED JUNE 30,   JUNE 30,   ENDED JUNE 30,   JUNE 30,
      FUND            MANAGER     ADVISORS/1/    FEE        FEE        1996/2/         1996         1996/3/       1996/3/
      ----        --------------- ----------- ---------- ---------- -------------- ------------ --------------- -----------
NFJ Equity
 Income Fund      NFJ                0.45%      0.45%      0.35%          $0         $425,899      $332,533       $93,366
NFJ Diversified
 Low P/E Fund     NFJ                0.45%      0.45%      0.35%           0           65,873        52,060        13,813
NFJ Small Cap
 Value Fund       NFJ                0.60%      0.60%      0.50%           0          156,721       130,979        25,742
Cadence Capital
 Appreciation
 Fund             Cadence            0.45%      0.45%      0.35%           0          883,498       691,478       192,020
Cadence Mid Cap
 Growth Fund      Cadence            0.45%      0.45%      0.35%           0          617,546       482,602       134,944
Cadence Micro
 Cap Growth Fund  Cadence            1.25%      1.25%      1.15%           0          669,726       621,528        48,198
Cadence Small
 Cap Growth Fund  Cadence            1.00%      1.00%      0.90%           0          426,098       383,691        42,407
Columbus Circle
 Investors Core
 Equity Fund      Columbus Circle    0.57%      0.57%      0.47%           0          145,931       120,926        25,005
Columbus Circle
 Investors Mid
 Cap Equity Fund  Columbus Circle    0.63%      0.63%      0.53%           0           35,315        29,826         5,489
Parametric
 Enhanced Equity
 Fund             Parametric         0.45%      0.45%      0.35%           0          274,512       213,537        60,975
Blairlogie
 Emerging
 Markets Fund     Blairlogie         0.85%      0.85%      0.75%           0          440,978       390,804        50,174
Blairlogie
 International
 Active Fund      Blairlogie         0.60%      0.60%      0.50%           0          294,777       245,534        49,243
Balanced Fund/4/
 (common stock
 segment)         Cadence            0.45%      0.45%      0.35%         N/A              N/A           N/A           N/A
Balanced Fund/4/
 (common stock
 segment)         NFJ                0.45%      0.45%      0.35%         N/A              N/A           N/A           N/A
                  % REDUCTION
                  IN PROPOSED
                   PORTFOLIO
                  MANAGEMENT
                   FEE FROM
      FUND        CURRENT FEE
      ----        -----------
NFJ Equity
 Income Fund       (21.92%)
NFJ Diversified
 Low P/E Fund      (20.97%)
NFJ Small Cap
 Value Fund        (16.43%)
Cadence Capital
 Appreciation
 Fund              (21.73%)
Cadence Mid Cap
 Growth Fund       (21.85%)
Cadence Micro
 Cap Growth Fund    (7.20%)
Cadence Small
 Cap Growth Fund    (9.95%)
Columbus Circle
 Investors Core
 Equity Fund       (17.13%)
Columbus Circle
 Investors Mid
 Cap Equity Fund   (15.54%)
Parametric
 Enhanced Equity
 Fund              (22.21%)
Blairlogie
 Emerging
 Markets Fund      (11.38%)
Blairlogie
 International
 Active Fund       (16.71%)
Balanced Fund/4/
 (common stock
 segment)               N/A
Balanced Fund/4/
 (common stock
 segment)               N/A

-------

/1/ Aggregate advisory fees would not change under the proposed Addenda.

/2/ Reflects deduction of portfolio management fees paid by PIMCO Advisors to the Portfolio Manager.
/3/ Estimated fees had the Addenda to the Portfolio Management Agreements been in effect during the fiscal year ended June 30, 1996.

/4/ The Portfolio Management Agreements for the Balanced Fund did not go into effect until August 1, 1996. Accordingly, no portfolio management fees were received by Cadence and NFJ with respect to the Balanced Fund during the fiscal year ended June 30, 1996.

  No other changes to the Portfolio Management Agreements are made in the Addenda.

  For the fiscal year ended June 30, 1996, the Funds paid the following aggregate fees to the Funds' administrator, Pacific Investment Management
Company:

          FUND                                       FEES PAID
          ----                                       ---------
      NFJ Equity Income Fund                         $236,611
      NFJ Diversified Low P/E Fund                   $ 36,596
      NFJ Small Cap Value Fund                       $ 65,176
      Cadence Capital Appreciation Fund              $490,803
      Cadence Mid Cap Growth Fund                    $342,880
      Cadence Micro Cap Growth Fund                  $133,934
      Cadence Small Cap Growth Fund                  $106,715
      Columbus Circle Investors Core Equity Fund     $ 63,942
      Columbus Circle Investors Mid Cap Equity Fund  $ 14,011
      Parametric Enhanced Equity Fund                $151,842
      Blairlogie Emerging Markets Fund               $259,300
      Blairlogie International Active Fund           $244,350
      Balanced Fund                                  $130,017

  After the completion of the proposed restructuring, PIMCO Advisors will serve as administrator to each Fund of the Trust.

INFORMATION ABOUT THE PORTFOLIO MANAGERS AND THE ADVISER

  NFJ manages the NFJ Equity Income Fund, the NFJ Diversified Low P/E Fund, the NFJ Small Cap Value Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "NFJ Funds"). NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1996 of approximately $1.7 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission ("SEC").

  Chris Najork is responsible for the day-to-day management of the NFJ Equity Income Fund, the NFJ Diversified Low P/E Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the NFJ Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  See Exhibit C of this proxy statement for a list of the principal executive officers and directors of NFJ, and a table setting forth the other registered investment companies with similar investment policies and objectives as some or all of the NFJ Funds for which NFJ serves as an investment adviser, including the fees payable by such investment companies and their approximate net assets.

  CADENCE manages the Cadence Capital Appreciation Fund, the Cadence Mid Cap Growth Fund, the Cadence Micro Cap Growth Fund, the Cadence Small Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a Delaware general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1989. Accounts managed by Cadence had combined assets as of September 30, 1996 of approximately $3.0 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, Eric M. Wetlaufer, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, Chief Executive Officer, and founding partner of Cadence and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 11 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. Wetlaufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment management experience. He previously served as Vice President of Northfield Information Services. Mr. Wetlaufer joined Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Management of Cadence and has 19 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and is certified as a Financial Planner.

  See Exhibit D of this proxy statement for a list of the principal executive officers and the directors of Cadence, and a table setting forth the other registered investment companies with similar investment policies and objectives as some or all of the Cadence Funds for which Cadence serves as an investment adviser, including the fees payable by such investment companies and their approximate net assets.

  COLUMBUS CIRCLE manages the Columbus Circle Investors Core Equity Fund and the Columbus Circle Investors Mid Cap Equity Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor of Columbus Circle, commenced operations in 1975 as a division of Gulf + Western Industries (now Paramount Communications). In 1985, the business was acquired by Thomson McKinnon Asset Management, and in 1990, Irwin F. Smith and Donald A. Chiboucas, Chairman and Managing Director, and President and Managing Director, respectively, of Columbus Circle, participated in a management-led purchase of the controlling interest in TAG, of which Columbus Circle was a division. Accounts managed by Columbus Circle had combined assets as of September 30, 1996 of approximately $14.1 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  The investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

  See Exhibit E of this proxy statement for a list of the principal executive officers and directors of Columbus Circle, and a table setting forth the other registered investment companies with similar investment policies and objectives as some or all of the Columbus Circle Funds for which Columbus Circle serves as an investment adviser, including the fees payable by such investment companies and their approximate net assets.

  PARAMETRIC manages Parametric Enhanced Equity Fund and will manage, upon the commencement of operations, the Parametric Structured Emerging Markets Fund (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors, as the supervisory partner, and Parametric Management, Inc., as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1996 of approximately $1.8 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the Commodity Futures Trading Commission (the "CFTC").

  David Stein, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric since 1988. Ms. Mauzy graduated from the California State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Economics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a security analyst and portfolio manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  See Exhibit F of this proxy statement for a list of the principal executive officers and directors of Parametric, and a table setting forth the other registered investment companies with similar investment policies and objectives as some or all of the Parametric Funds for which Parametric serves as an investment adviser, including the fees payable by such investment companies and their approximate net assets.

  BLAIRLOGIE manages the Blairlogie Emerging Markets Fund and the Blairlogie International Active Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1996 of approximately $.7 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and Chief Investment
Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, the Americas and in currency and derivatives. He previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  See Exhibit G of this proxy statement for a list of the principal executive officers and directors of Blairlogie, and a table setting forth the other registered investment companies with similar investment policies and objectives as some or all of the Blairlogie Funds for which Blairlogie serves as an investment adviser, including the fees payable by such investment companies and their approximate net assets.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading advisor does not involve supervision by the CFTC over commodities trading. The Portfolio Management Agreements are not exclusive, and Parametric, NFJ, Cadence, Columbus Circle, and Blairlogie may provide, and currently are providing, investment management services to other clients, including other investment companies.

  PIMCO ADVISORS serves as Investment Adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships at September 30, 1996 were approximately $104.5 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. ("PIMCO GP"). PIMCO GP is a general partnership with two partners: (i) an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company ("PIMCO"), who are William H. Gross, Dean S. Meiling, James
F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John
L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO GP has substantially delegated its management and control of PIMCO Advisors to an Equity Board and an Operating Board of PIMCO Advisors. The activities of PIMCO Advisors are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PIMCO Advisors' Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of 12 members, of which seven (including the chairman) are designated by PIMCO, which is a subsidiary general partnership of PIMCO Advisors. The Equity Board is composed of twelve members including the chief executive officer of PIMCO Advisors, three members designated by Pacific Financial Asset Management Corporation, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of

Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PIMCO Advisors, and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, PIMCO and the Managing Directors could be said to control PIMCO Advisors, although the Managing Directors disclaim such control. PIMCO Advisors and PIMCO GP are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following paragraph names each current and proposed officer and Trustee of the Trust who is an officer, employee, director, or shareholder of the Adviser or any of the Portfolio Managers.

  William D. Cvengros, the Chairman and a Trustee of the Trust, is the President, Chief Executive Officer and member of the Equity and Operating Boards of the Adviser. Mr. Robert A. Prindiville, a nominee, is a Vice President of the Adviser. Stephen J. Treadway is an Executive Vice President of the Adviser and is expected to be appointed President of the Trust on or about the completion of the restructuring. John O. Leasure is a Senior Vice President of the Adviser and is expected to become a Vice President of the Trust on or about the completion of the restructuring. Newton B. Schott, Jr. is a Senior Vice President and Secretary of the Adviser and the Secretary of Columbus Circle and is expected to become the Vice President and Secretary of the Trust upon completion of the restructuring.

  Pursuant to the Adviser's restricted unit plan and subject to its vesting provisions, Mr. Cvengros owns 100,000 Class A LP Units of the Adviser and 100,000 Class B LP Units of the Adviser, and Mr. Treadway owns 25,000 Class A LP Units of the Adviser. Mr. Prindiville may be deemed to own 49,646 Class A LP Units of the Adviser which may be acquired upon exchange of his Series A Preferred Stock of Thomson Advisory Group Inc. ("TAG Inc."), the former general partner of the Adviser, and 413,042 Class B LP Units of the Adviser that may be acquired in limited circumstances upon exchange of Series B Preferred Stock of TAG Inc. Mr. Prindiville disclaims beneficial ownership of any Class B Units of the Adviser. Messrs. Cvengros, Schott, Leasure and Treadway, R. Wesley Burns, Vice President of the Trust, John P. Hardaway, Treasurer of the Trust, and Teresa A. Wagner, Vice President of the Trust, are participants in one or more option plans currently maintained by the Adviser and have been awarded options on Class A LP Units and/or Class B LP Units of the Adviser thereunder. Options on Class A LP Units granted under one of the plans vest over annual periods through December 31, 1998, and are divided into Class I options, which have an exercise price of $2.425, and Class II options, which have an exercise price of $4.855. Options on Class B LP Units generally vest in five equal annual installments, and those issued to the persons listed above have exercise prices ranging from $13.53 to $18.81. As of the Record Date, the persons listed held, in the aggregate, options on 267,800 Class A LP Units and 720,000 Class B LP Units.

  By virtue of their holdings and/or their respective positions with the Adviser or a Portfolio Manager, each of the persons listed in the preceding two paragraphs may be deemed to have a substantial interest in the matters set forth in this Proposal III.

BROKERAGE AND RESEARCH SERVICES

  Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

  When the Adviser or relevant Portfolio Manager places orders for the purchase and sale of portfolio securities for a particular Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Adviser or relevant Portfolio Manager intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or relevant Portfolio Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers may receive research, statistical and quotation services from many of the broker-dealers with which the Funds' portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients, although not all of these services are necessarily useful and of value in advising any particular Fund. The fees paid to the Adviser and Portfolio Managers are not reduced because they receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the Investment Advisory Agreement and Portfolio Management Agreements, the Adviser and each Portfolio Manager may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser or that Portfolio Manager an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of the Adviser and Portfolio Manager to cause the Trust to pay any such greater commission is subject to such policies as the Trustees of the Trust may adopt from time to time.

THE EVALUATION BY THE TRUST'S BOARD OF TRUSTEES AND THE TRUSTEES'
RECOMMENDATION

  In determining whether it was appropriate to approve each Addendum to the Portfolio Management Agreements and to recommend approval to shareholders, the Board of Trustees, including Trustees who are not interested persons of the Adviser or the Portfolio Managers, considered various materials provided by the Adviser and the Portfolio Managers. The information considered by the Trustees included, among other things, the following: (1) the compensation to be received by the Portfolio Managers for their investment advisory services and the fairness of such compensation; (2) the compensation to be received by the Adviser for its investment advisory services and the fairness of such compensation; (3) the nature and quality of the investment advisory services to be rendered and that have been rendered by the Portfolio Manager and the Adviser to the pertinent Fund; and (4) the increased cost of compliance and administrative support activities assumed by the Adviser.

  In this regard, the Trustees noted that, other than with respect to the fixed income segment of the Balanced Fund, the Adviser does not currently retain a portion of the advisory fees received by it from the Funds. The Trustees also noted that the Funds will continue to receive portfolio management services from the Portfolio Managers, and that the expenses of the Funds would not increase.

  REQUIRED VOTE. Approval of the Addendum to the Portfolio Management Agreement with respect to each Fund will require the affirmative vote of the lesser of (A) 67% or more of the voting securities of the shareholders of the pertinent Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of that Fund.

  THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND:

  A. APPROVAL BY THE SHAREHOLDERS OF THE NFJ EQUITY INCOME FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND NFJ;

  B. APPROVAL BY THE SHAREHOLDERS OF THE NFJ DIVERSIFIED LOW P/E FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND NFJ;

  C. APPROVAL BY THE SHAREHOLDERS OF THE NFJ SMALL CAP VALUE FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND NFJ;

  D. APPROVAL BY THE SHAREHOLDERS OF THE CADENCE CAPITAL APPRECIATION FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND CADENCE;

  E. APPROVAL BY THE SHAREHOLDERS OF THE CADENCE MID CAP GROWTH FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND CADENCE;

  F. APPROVAL BY THE SHAREHOLDERS OF THE CADENCE MICRO CAP GROWTH FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND CADENCE;

  G. APPROVAL BY THE SHAREHOLDERS OF THE CADENCE SMALL CAP GROWTH FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND CADENCE;

  H. APPROVAL BY THE SHAREHOLDERS OF THE PARAMETRIC ENHANCED EQUITY FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND PARAMETRIC;

  I. APPROVAL BY THE SHAREHOLDERS OF THE BLAIRLOGIE EMERGING MARKETS FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND BLAIRLOGIE;

  J. APPROVAL BY THE SHAREHOLDERS OF THE BLAIRLOGIE INTERNATIONAL ACTIVE FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND BLAIRLOGIE;

  K. APPROVAL BY THE SHAREHOLDERS OF THE BALANCED FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND NFJ;

  L. APPROVAL BY THE SHAREHOLDERS OF THE BALANCED FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND CADENCE;

  M. APPROVAL BY THE SHAREHOLDERS OF THE COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND COLUMBUS CIRCLE; AND

  N. APPROVAL BY THE SHAREHOLDERS OF THE COLUMBUS CIRCLE INVESTORS MID CAP EQUITY FUND OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE ADVISER AND COLUMBUS CIRCLE.

                                 PROPOSAL IV.

               APPROVAL OR DISAPPROVAL OF THE SECOND AMENDED AND
                  RESTATED AGREEMENT AND DECLARATION OF TRUST

  The Trust was organized as a Massachusetts business trust on August 24, 1990 pursuant to an Agreement and Declaration of Trust dated August 24, 1990. The Agreement and Declaration of Trust was amended and restated pursuant to an Amended and Restated Agreement and Declaration of Trust, dated May 7, 1993, which has subsequently been amended on several occasions, most recently on October 31, 1996 (as so amended, the "Current Declaration") for the purpose of creating an additional series of the Trust.

  As part of the overall restructuring of three of the mutual funds advised by PIMCO Advisors or its affiliates, the Trustees of the Trust are proposing that shareholders approve a Second Amended and Restated Declaration of Trust (the "Proposed Declaration"). The provisions of the Proposed Declaration are substantially identical to those of the current Agreement and Declaration of Trust of PAF. The full text of the Proposed Declaration is attached as Exhibit H to this Proxy Statement, and qualifies in its entirety the description of the Proposed Declaration set forth in this Proxy Statement.

  Because the Trust will remain a Massachusetts business trust, interpretation of the Proposed Declaration will continue to be governed by Massachusetts law. In addition, the Trust's operations will remain subject to the provisions of the 1940 Act and the rules promulgated thereunder. Certain differences between the Current Declaration and the Proposed Declaration are summarized below.

  SHAREHOLDER VOTING REQUIREMENTS--GENERALLY. The Current Declaration sets forth the specific matters on which shareholders are entitled to vote, the size of vote required for approval of each such matter (i.e., plurality, majority, super majority), the circumstances in which the shareholders may call and hold meetings, and other information concerning shareholders' general voting rights. The Proposed Declaration states that shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the proposed Bylaws (the "Proposed Bylaws"), which have been unanimously adopted by the Trustees contingent upon a favorable vote of the shareholders of the Trust on this Proposal. The Proposed Bylaws, which are substantially identical to those currently in effect for PAF, in turn, provide all details regarding (i) the matters on which shareholders are entitled to vote, (ii) the size of vote required for approval of each matter, and (iii) the circumstances in which shareholders may call and hold meetings. The Proposed Bylaws provide shareholders with voting powers which, with certain exceptions as described in greater detail below, are substantially similar to the powers provided for in the Current Declaration. Under both the Current Declaration and the Proposed Bylaws, shareholders have the power to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders; (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act;
(iii) with respect to the termination of the Trust; (iv) with respect to amendments to the Declaration of Trust which may adversely affect the rights of shareholders; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether an action should be brought derivatively or as a class action on behalf of the Trust and its shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, the relevant declaration of trust and by-laws or any registration statement of the Trust, or as the Trustees consider necessary or desirable.

  Both the Current Declaration and the Proposed Declaration provide that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Proposed Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. The Proposed Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority. Although no shareholder vote would be required to amend any portion of the Proposed Bylaws, including portions setting forth shareholder voting rights, the Trust would still be subject to shareholder rights required by the 1940 Act and the rules and regulations thereunder, the SEC, and/or any applicable state laws. Thus, under current law, (i) Trustees must be elected by shareholders under certain circumstances, (ii) investment advisory contracts must still be approved by a vote of at least a majority of the Trust's outstanding voting securities,
(iii) distribution plans must still be approved by a vote of at least a majority of outstanding voting securities, and (iv) auditors must still be selected annually at an annual meeting of shareholders if such a meeting is held.

  It is expected that, by providing for shareholder voting and meeting rights in the Bylaws rather than the Declaration of Trust, the Trustees will have added flexibility in managing the Trust's affairs.

  SHAREHOLDER VOTING REQUIREMENTS--REORGANIZATIONS. The Trust's Current Declaration provides that shareholders shall have the power to vote with respect to any proposed transaction in which the Trust, or any one or more of its series, merges into or consolidates with one or more trusts, partnerships, or associations. The term "merger" is in turn defined to include any purchase or acquisition of any assets of another investment company. Under the Current Declaration, any such consolidation or merger requires a Majority Shareholder Vote of each Series affected thereby. As used in the Current Declaration, the term "Majority Shareholder Vote" means, with respect to the Trust or any series eligible to vote (as the case may be) the lesser of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or such series as are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Trust or such series.

  Neither the Proposed Declaration nor the Proposed Bylaws requires any shareholder vote with respect to any proposed transaction in which the Trust, or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Proposed Declaration and Proposed Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable.

  It is expected that, by requiring the Trust to seek shareholder approval on such consolidations or mergers only when the Trustees consider such a vote to be necessary or desirable, the Trustees will have added flexibility in managing the Trust's affairs. In particular, should a Fund seek to acquire substantially all of the assets of another mutual fund, the Trust or its Administrator would experience a savings with respect to certain expenses, including the cost of preparing, printing, and mailing proxies and related notices and proxy statements and other costs in connection with the solicitation of proxies.

  MULTI-CLASS STRUCTURE--PERMITTED DIFFERENCES BETWEEN CLASSES. The Current Declaration provides that all shares of the Trust or of any series shall be identical to all other shares of the Trust or the same series, as the case may be, except that there may be variations between different classes as to allocation of expenses, rights of redemption, special and relative rights as to dividends, and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights. The Proposed Declaration does not enumerate the permitted ways in which two or more classes of shares may differ but affords to the Trustees the right to assign them such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Proposed Bylaws.

  Most series of the Trust currently offer two classes of shares, Institutional Class and Administrative Class shares. The primary difference between the two classes is whether a service fee is charged. The Trust also expects that, in connection with the overall reorganization of three of the mutual funds advised by PIMCO Advisors and its affiliates, a number of its Funds will offer three additional classes of shares, Class A, Class B and Class C shares, beginning in mid-January, 1997. The primary differences among these additional classes are whether the shares of a class are subject to a front end sales load or a contingent deferred sales charge, the duration of any contingent deferred sales charge, and whether the shares are subject to a distribution fee. Although it is difficult at this time to anticipate what future distinguishing characteristics of multi-class structures may arise, the Trustees believe that the Proposed Declaration provides greater flexibility for future situations.

  Under the Proposed Declaration, the Trust would still be subject to the multi-class requirements under the 1940 Act and the rules and regulations thereunder. In particular, Rule 18f-3 under the 1940 Act currently provides, inter alia, that each class (i) shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; (ii) may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of that company's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes; (iii) may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract of the company to the different investment performance of each class; and (iv) shall have exclusive voting rights of any matter submitted to shareholders that relates solely to its arrangement.

  STANDARDS IN RESPECT OF ADVISORY AND DISTRIBUTION CONTRACTS. The Current Declaration provides all advisory and distribution contracts entered into with certain interested persons of the Trust must, inter alia, be "reasonable and fair" when entered into. It is unclear how this contractual provision would be interpreted by a court of competent jurisdiction. Under precedent dealing with Massachusetts corporations, a party defending the fairness of an interested transaction has the burden of proof and the statute of limitations on a contract is generally six years. While there is no comparable provision in the Proposed Declaration, if the Proposed Declaration were approved all advisory and distribution contracts entered into by the Trust would remain subject to the requirements of the 1940 Act and the rules and regulations thereunder and any applicable state laws. For example, Section 36 of the 1940 Act imposes a fiduciary duty on advisers and their affiliates with respect to the compensation for services that they receive from registered investment companies such as the Funds. In a claim for excessive advisory or distribution fees under Section 36 of the 1940 Act, the plaintiff bears the burden of proof and the statute of limitations is one year. Appellate court precedent provides that the principal factor to be considered in determining the reasonableness of an advisory fee under the 1940 Act is whether the fee is "so disproportionately large that it bears no relationship to the services rendered and could not have been the product of arms-length bargaining."

  INDEMNIFICATION OF TRUSTEES AND OFFICERS. The Proposed Declaration clarifies the procedures for determining whether a trustee, officer, or other person acting under his or her direction is entitled to indemnification by the Trust. The Proposed Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  REQUIRED VOTE. Approval of the Proposed Declaration will require a majority vote of the outstanding shares of each Fund of the Trust, with each such Fund voting separately for purposes of this Proposal.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED DECLARATION OF TRUST.

                                  PROPOSAL V.

        APPROVAL OR DISAPPROVAL OF AN ADMINISTRATIVE CLASS DISTRIBUTION

           PLAN WITH RESPECT TO EACH FUND OF THE TRUST THAT HAS

            ADMINISTRATIVE CLASS SHARES ISSUED AND OUTSTANDING

  The Trustees are proposing that holders of Administrative Class shares of each Fund that has Administrative Class shares issued and outstanding approve an Administrative Class Distribution Plan (the "Plan") as it relates to each such Fund. The Plan would supplement other arrangements under which shareholder services are currently rendered to shareholders of the Administrative Class, and would not increase the expenses of that class of shares. The full text of the Plan is attached as Exhibit I to this Proxy Statement and qualifies in its entirety the description of the Plan set forth in this Proxy Statement.

  The Plan, which was drafted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), was approved with respect to each Fund on September 17, 1996 by the Trustees, including those Trustees who are not "interested persons" of the Trust or of the Trust's principal underwriter, PIMCO Advisors Distribution Company (the "Distributor") and who have no direct or indirect interest in the Plan or any related agreements (the "Qualified Trustees"). The Plan is being submitted for shareholder approval pursuant to a requirement in the Rule.

  ADMINISTRATIVE CLASS DISTRIBUTION PLAN. Under the terms of the Plan, the Trust (or the Distributor acting as agent of the Trust) will reimburse brokers and other service organizations (each a "Service Organization") for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and/or the provision of shareholder services to its customers that invest in the Funds, at an annual rate not to exceed 0.25% of the average daily net assets attributable to each Fund's Administrative Class shares. Any expense payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, but may never exceed 0.25% of average daily net assets in any month. Such "carried forward" expenses may only be paid by the Trust under the Plan during periods in which the Plan continues to be in effect. The services provided under the Plan may include placing orders directly for the purchase of a Fund's shares, providing facilities to answer questions from prospective investors about the Funds, providing information about the Funds, receiving and answering correspondence (including requests for prospectuses and statements of additional information), preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders, complying with federal and state securities laws pertaining to the sale of Administrative Class shares, and assisting investors in completing application forms and selecting dividend and other account options. Shareholder services that may be provided under the Plan may include receiving, aggregating and processing shareholder orders, furnishing shareholder sub-accounting, providing and maintaining elective shareholder services such as check writing and wire transfer services, providing and maintaining pre-authorized investment plans, communicating periodically with shareholders, acting as the shareholder of record and nominee for shareholders, maintaining accounting records for shareholders, answering questions and handling correspondence from shareholders about their accounts, issuing confirmations for transactions by shareholders, and performing similar account administrative services. The Plan requires the Trustees to review, at least quarterly, a written report of expenditures under the Plan.

  The Plan shall continue in effect so long as its continuance is specifically approved at least annually by vote of both a majority of the Trustees and a majority of the Qualified Trustees. The Plan and any related agreements (including the Distributor's Contract described below) may be terminated as to any Fund at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Administrative Class shares of such Fund. All agreements relating to the Plan must be in writing and will terminate automatically if assigned. The Plan may not be amended to increase materially the amount of the distribution fee permitted thereunder with respect to a Fund without a vote of a majority of the outstanding shares of the Administrative Class of that Fund. In addition, the Plan may not be materially amended in any way without a vote of the majority of both the Trustees and the Qualified Trustees at a meeting called for that purpose.

  Pursuant to the terms of a multiple class plan (the "Multiple Class Plan"), the Trust currently pays to the Administrator an amount equal to 0.25% on an annual basis of the average daily net assets of a Fund attributable to its Administrative Class shares. The Administrator in turn compensates financial intermediaries that provide services in connection with the administration of plans or programs that use Fund shares as their funding medium pursuant to separate Administrative Services Agreements. For the fiscal year ended June 30, 1996, the aggregate fees paid under the Multiple Class Plan for the Administrative Class shares of all Funds totaled $76,033.

  Services provided under the Multiple Class Plan include one or more of the following: receiving, aggregating and processing shareholder orders, furnishing shareholder sub-accounting, providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining preauthorized investment plans; communicating periodically with shareholders; acting as the shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services.

  If the Plan is adopted, any Service Organization entering into a Distribution Agreement with the Trust (or with the Distributor) under the Plan may also enter into an Administrative Services Agreement with the Trust. In the event that a Service Organization enters into both types of agreements, the Service Organization will not be eligible to receive fees under both agreements with respect to the same assets. A Fund (or the Distributor, acting as the Fund's agent) may enter into more than one Distribution and/or Administrative Services Agreement for its Administrative Class shares, with different Service Organizations providing services to different groups of shareholders.

  The Trustees believe that, in addition to using the financial intermediaries currently engaged pursuant to the Multiple Class Plan, adoption of the Plan would provide the Funds with the opportunity to engage and compensate registered broker-dealers to aid in the sale of Administrative Class shares in a manner consistent with regulatory requirements. Based upon information provided to the Trustees by the Distributor and the Administrator, the Trustees believe that the Plan may benefit the Trust by stimulating sales of Fund shares or by reducing redemptions of Fund shares. Increased sales and/or reduced redemptions may allow the Adviser to provide current and future shareholders with the potential for greater diversification of their assets and for an increase in investment opportunities for certain of the Funds. In addition, the Trustees believe that the Plan, as part of the overall restructuring, (i) will improve Fund distribution through institutional channels, (ii) will enhance market presence and brand awareness and (iii) will not result in any additional expense to the Trust or the Administrative Class of the Trust's shares.

  DISTRIBUTOR'S CONTRACT. The Distributor, a wholly-owned subsidiary of the Adviser, acts as the principal underwriter of shares of each Fund of the Trust pursuant to a Distributor's Contract with the Trust. Under the Distributor's Contract, the Distributor is not obligated to sell any specific number of shares, but only to sell Trust shares on a best efforts basis.

  For the fiscal year ended June 30, 1996, no distribution fees were paid to the Distributor by the Trust in connection with purchases of any Fund's Administrative Class shares.

  By virtue of their current positions with the Adviser, the Distributor and their affiliates, the Chairman of the Board of the Trust, William D. Cvengros, and Robert A. Prindiville, a nominee for Trustee, may be deemed to have a material interest in the Distributor's Contract.

  The Trustees, including all of the Qualified Trustees, have determined that there is a reasonable likelihood that the Plan will benefit the Trust, each Fund and the Administrative Class shareholders of each Fund and unanimously recommend that Administrative Class shareholders of each Fund approve the Plan.

  REQUIRED VOTE. Approval of the Plan as to each Fund that has Administrative Class shares issued and outstanding will require a Majority Shareholder Vote of the outstanding Administrative Class shares of each such Fund of the Trust, with each Fund voting separately for purposes of this Proposal. Only holders of Administrative Class shares shall be eligible to vote on this Proposal. The Plan shall have been effectively approved with respect to a Fund if the Plan is approved by a Majority Shareholder Vote of the outstanding Administrative Class shares of the Fund, notwithstanding that the matter has not been approved by the Administrative Class of any other Fund. If shareholders of the Administrative Class shares of one or more Funds do not approve the Plan, the Trustees will consider such further action as they may deem to be in the best interests of Administrative Class shareholders of such Funds.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF ADMINISTRATIVE CLASS SHARES VOTE TO APPROVE THE DISTRIBUTION PLAN.

                                 OTHER MATTERS

OUTSTANDING SHARES AND SHAREHOLDERS

  The number of shares of each class of each Fund issued and outstanding on the Record Date was as follows:

                                        NUMBER OF ISSUED AND OUTSTANDING SHARES
-------------------------------------------------------------------------------
            NAME OF FUND                INSTITUTIONAL    ADMINISTRATIVE
-------------------------------------------------------------------------------
  NFJ Equity Income Fund                  7,582,798.122      428,817.267
-------------------------------------------------------------------------------
  NFJ Diversified Low P/E Fund            4,407,113.884                0
-------------------------------------------------------------------------------
  NFJ Small Cap Value Fund                1,983,781.158      306,739.669
-------------------------------------------------------------------------------
  Cadence Capital Appreciation Fund      20,511,229.467        5,446.088
-------------------------------------------------------------------------------
  Cadence Mid Cap Growth Fund            10,345,617.362       57,825.948
-------------------------------------------------------------------------------
  Cadence Micro Cap Growth Fund           4,857,676.792       51,947.229
-------------------------------------------------------------------------------
  Cadence Small Cap Growth Fund           1,619,859.752        5,312.555
-------------------------------------------------------------------------------
  Columbus Circle Investors Core Eq-
   uity Fund                                779,209.116    2,639,527.817
-------------------------------------------------------------------------------
  Columbus Circle Investors Mid Cap
   Equity Fund                              576,318.940                0
-------------------------------------------------------------------------------
  Parametric Enhanced Equity Fund         4,624,998.771                0
-------------------------------------------------------------------------------
  Blairlogie Emerging Markets Fund        5,369,938.694       25,799.415
-------------------------------------------------------------------------------
  Blairlogie International Active
   Fund                                   6,775,073.470      469,699.768
-------------------------------------------------------------------------------
  Balanced Fund                           5,128,347.725                0

  Attached as Exhibit J to this Proxy Statement is a list of the persons who beneficially owned 5% or more of the outstanding shares of a Fund as of the close of business on the Record Date.

SHAREHOLDINGS OF TRUSTEES, NOMINEES, CERTAIN TRUST OFFICERS AND THE ADVISER

  As a group, the current Trustees, Nominees and current and proposed officers own less than 1% of the shares of the Funds.

OFFICERS OF THE TRUST

  The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each current officer of the Trust and each proposed officer of the Trust, effective upon the completion of the restructuring (except for William D. Cvengros, the current Chairman of the Board and President of the Trust, and proposed Chairman of the Board, whose name, address and principal occupations during the past five years are listed in Proposal I of this Proxy Statement). Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

                                                             PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE    * POSITION(S) WITH THE TRUST          THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------
  Stephen J. Treadway       President and Chief          Executive Vice President, PIMCO
  Age 49                    Executive Officer            Advisors; Director and Chairman,
  PIMCO Advisors L.P.       (proposed)                   PADCo. Formerly, Executive Vice
  2187 Atlantic St., Floor                               President, Smith Barney Inc.
  7
  Stamford, CT 06902
-----------------------------------------------------------------------------------------------
  R. Wesley Burns           Vice President (current);    Executive Vice President, PIMCO.
  Age 37                    Executive Vice President     Formerly, Vice President, PIMCO.
                            (proposed)
-----------------------------------------------------------------------------------------------
  Newton B. Schott, Jr.     Vice President and           Senior Vice President--Legal and
  Age 54                    Secretary (proposed)         Secretary, PIMCO Advisors; Director,
  PIMCO Advisors L.P.                                    Senior Vice President and Secretary,
  2187 Atlantic St., Floor                               PADCo. Formerly, Executive Vice
  7                                                      President, Secretary and General
  Stamford, CT 06902                                     Counsel, Thomson Advisory Group and
                                                         PIMCO Advisors; Executive Vice
                                                         President, Secretary, General Counsel
                                                         and Director, Thomson McKinnon Inc.
-----------------------------------------------------------------------------------------------
  Sharon A. Cheever         Vice President and General   Vice President and Investment Counsel,
  Age 41                    Counsel (current)            Pacific Mutual Life Insurance Company.
  700 Newport Center Drive                               Formerly, Assistant Vice President and
  Newport Beach, CA 92660                                Associate Counsel, Pacific Mutual Life
                                                         Insurance Company.
-----------------------------------------------------------------------------------------------
  Garlin G. Flynn           Secretary (current);         Senior Fund Administrator, PIMCO.
  Age 50                    Assistant Secretary          Formerly, Senior Mutual Fund Analyst,
                            (proposed)                   PIMCO Advisors Institutional Services;
                                                         Senior Mutual Fund Analyst, Pacific
                                                         Financial Asset Management Company
                                                         ("PFAMCo").
-----------------------------------------------------------------------------------------------
  John P. Hardaway          Treasurer (current and       Vice President and Manager of Fund
  Age 39                    proposed)                    Operations, PIMCO.
-----------------------------------------------------------------------------------------------
  Joseph D. Hattesohl       Assistant Treasurer          Manager of Fund Taxation, PIMCO.
  Age 32                    (proposed)                   Formerly, Director of Financial
                                                         Reporting, Carl I. Brown & Co.; Tax
                                                         Manager, Price Waterhouse L.L.P.
-----------------------------------------------------------------------------------------------
  Jeffrey M. Sargent        Vice President (current      Vice President and Manager of Fund
  Age 33                    and proposed)                Shareholder Servicing, PIMCO.
                                                         Formerly, Project Specialist, PIMCO.
-----------------------------------------------------------------------------------------------
  Teresa A. Wagner          Vice President (current      Vice President and Manager of Fund
  Age 34                    and proposed)                Administration, PIMCO. Formerly, Vice
                                                         President, PIMCO Advisors
                                                         Institutional Services; Finance
                                                         Director, PFAMCo.
-----------------------------------------------------------------------------------------------
  John O. Leasure           Vice President (proposed)    Senior Vice President, PIMCO Advisors;
  Age 56                                                 President and Director, PADCo.
  PIMCO Advisors L.P.                                    Formerly, Executive Vice President,
  2187 Atlantic St., Floor                               PIMCO Advisors.
  7
  Stamford, CT 06902
-----------------------------------------------------------------------------------------------
  Richard M. Weil           Vice President (proposed)    Senior Vice President--Legal, PIMCO
  Age 33                                                 Advisors. Formerly, Vice President,
  PIMCO Advisors L.P.                                    Bankers Trust Company; Associate,
  800 Newport Center                                     Simpson, Thatcher & Bartlett.
  Drive, Newport Beach, CA
  92660

* The officers of the Trust whose title is designated above as "current" serve the Trust in the capacity noted above and will continue to serve in such capacity until the completion of the transactions contemplated by the restructuring. The officers of the Trust whose title is designated above as "proposed" will serve the Trust in the capacity noted above effective upon the completion of such transactions.

OTHER SERVICE PROVIDERS

  PIMCO serves as administrator to each Fund of the Trust pursuant to an Administration Agreement dated August 16, 1995. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of the prospectuses and shareholder reports for current shareholders. The services provided pursuant to the administration agreement will not change as a result of the restructuring; however, after the completion of the restructuring, PIMCO Advisors will serve as administrator to each Fund of the Trust, and PIMCO will provide administrative assistance to PIMCO Advisors. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. As noted above, PIMCO Advisors Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902, serves as Distributor to the Funds. It is expected that the Distributor will change its name to "PIMCO Funds Distribution Company" on or about the date of the proposed restructuring.

  Representatives of the Trust's independent auditors for the current and most recently completed year, Price Waterhouse LLP, are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

  The Trust does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such meeting.

  YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.

November 7, 1996

                                                                       EXHIBIT A

                   AGREEMENT AND PLAN OF REORGANIZATION

  This Agreement and Plan of Reorganization (the "Agreement") is made as of November 1, 1996 by and between PIMCO Advisors Funds, a Massachusetts business trust (the "PAF Trust"), on behalf of its [name of Acquired Fund] (the "Acquired Fund"), and PIMCO Funds: Equity Advisors Series, a Massachusetts business trust (the "PFEAS Trust"), on behalf of its [name of Acquiring Fund] (the "Acquiring Fund").

                          PLAN OF REORGANIZATION

  (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date Class A, Class B and Class C Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B or Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the PAF Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

                                  AGREEMENT

  The Acquiring Fund and the Acquired Fund agree as follows:

  1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of shares of the PFEAS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The PFEAS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PFEAS Trust. Each of the PFEAS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The PFEAS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended June 30, 1996 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of their date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PFEAS Trust, each dated September 15, 1996, as supplemented September 27, 1996 and October 30, 1996 (collectively, the "PFEAS Prospectus"), previously furnished to the Acquired Fund, did not as of such date and does not contain, with respect to the PFEAS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened against the PFEAS Trust or the Acquiring Fund, which assert liability on the part of the PFEAS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 1996 and those incurred in the ordinary course of business as an investment company since June 30, 1996. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 1996, whether or not incurred in the ordinary course of business.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PFEAS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

    i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the PFEAS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the PFEAS Trust and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

    j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as will be disclosed in the Registration Statement, the PFEAS Prospectus or the Acquired Fund Proxy Statement.

    k. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

  2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of shares of the PAF Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The PAF Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PAF Trust. Each of the PAF Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

    b. The PAF Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended September 30, 1996 will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PAF Trust dated February 1, 1996 and July 12, 1996, respectively, as supplemented September 27, 1996 (collectively, the "PAF Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the PAF Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PAF Trust or the Acquired Fund, threatened against the PAF Trust or the Acquired Fund, which assert liability on the part of the PAF Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as will be disclosed in the Registration Statement, the PAF Prospectus or the Acquired Fund Proxy Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of September 30, 1996 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 1996, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PAF Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At the Exchange Date, the PAF Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 1996 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

    l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(c) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Acquired Fund Proxy Statement or the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement, the Acquired Fund Proxy Statement or the Acquiring Fund Proxy Statement.

    m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the PFEAS Prospectus, as amended through the Exchange Date.

    o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the

  Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the PAF Prospectus.

 3. Reorganization.

    a. Subject to the requisite approval of the shareholders of the Acquired Fund and the shareholders of the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after September 30, 1996 and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

    b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

    c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

  4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this
Section 4.

    a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

    b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the PFEAS Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

    c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

    d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in three certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B Merger Shares and one representing Class C Merger Shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates; certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

    e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

 5. Expenses, Fees, etc.

    a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by PIMCO Advisors L.P. and its affiliates; and that in connection therewith the costs of all such transactions are being preliminarily allocated on a basis approved, inter alia, by the Trustees of both the PAF Trust and the PFEAS Trust. The Acquired Fund and the Acquiring Fund agree to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. PIMCO Advisors L.P., by countersigning this Agreement, agrees that PIMCO Advisors L.P. will bear any and all expenses preliminarily allocated to the Acquired Fund and the Acquiring Fund to the extent that they would otherwise exceed the Relevant Expense Caps. For these purposes, the "Relevant Expense Caps" shall be $20,000 for the Acquiring Fund and [$70,496--Value Fund] [$46,355--Discovery Fund] for the Acquired Fund; provided, however, that the Relevant Expense Caps for the Acquired Funds will be reduced, pursuant to the conditions of the Trustee approval referred to above, to the extent that expenses of the general restructuring and consolidation preliminarily allocated to all the PAF Trust's funds would otherwise exceed $500,000. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

    b. In the event the transactions contemplated by this Agreement are not consummated by reason of the Acquiring Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations referred to in Section 7(a) or Section 8, the Acquiring Fund shall pay directly all reasonable fees and expenses incurred by the Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

    c. In the event the transactions contemplated by this Agreement are not consummated by reason of the Acquired Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund's obligations referred to in Section 7(a) or Section 9, the Acquired Fund shall pay directly all reasonable fees and expenses incurred by the Acquiring Fund in connection with such transactions, including, without limitation, legal, accounting and filings fees.

    d. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) the Acquiring Fund's or the Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to the Acquiring Fund's or the Acquired Fund's obligations referred to in Section 7(a), Section 8 or
  Section 9 of this Agreement, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

    e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

 6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, as of January 17, 1997, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

 7. Meetings of Shareholders; Dissolution.

    a. The PAF Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

    b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the PAF Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

    c. The PFEAS Trust, on behalf of the Acquiring Fund, agrees to call a meeting of the Acquiring Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the acquisition of all of the Acquired Fund's assets in exchange for the assumption by the Acquiring Fund of all of the Acquired Fund's liabilities and the issuance to the Acquired Fund of the Merger Shares as herein provided, and adopting this Agreement.

    d. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Dechert Price & Rhoads for inclusion in the Registration Statement, filed the Registration Statement with the Commission, and, after the preparation and delivery to the Acquired Fund by the Acquiring Fund of a preliminary version of the Acquiring Fund Proxy Statement which was satisfactory to the Acquired Fund and to Ropes & Gray, filed the Acquiring Fund Proxy Statement and related materials with the Commission in preliminary form. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement and the Acquiring Fund Proxy Statement.

  8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of (i) the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote and (ii) the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote; and that shareholders of the PFEAS Trust shall have approved all of the matters submitted to them at the meeting referred to in Section 7(c) hereof.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the PAF Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 1996 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations, and a certificate of PIMCO Advisors L.P. representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles that are not reflected in the Acquired Fund's statement of assets and liabilities as of September 30, 1996 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

    c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the PAF Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties as of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

    d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from Coopers & Lybrand L.L.P. dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended September 30, 1996 and the period October 1, 1996 to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended September 30, 1996, and for the period from October 1, 1996 to the Exchange Date.

    e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the PAF Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;
  (ii) this Agreement has been duly authorized, executed and delivered by the PAF Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the PFEAS Prospectus, the Acquired Fund Proxy Statement and the Acquiring Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PFEAS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the PAF Trust and the Acquired Fund; (iii) the PAF Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PAF Trust's Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the PAF Trust or the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PAF Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PAF Trust whose responsibility it is to advise the PAF Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PAF Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

    g. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to Dechert Price & Rhoads, with respect to the matters specified in Section 9(g) of this Agreement.

    h. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, satisfactory to Dechert Price & Rhoads (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

    i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

    j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened by the Commission.

    k. That the PAF Trust and the PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    l. That all actions taken by the PAF Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Dechert Price & Rhoads.

    m. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after September 30, 1996 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 1996 and the short taxable period beginning on October 1, 1996 and ending on the Exchange Date.

    n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the PAF Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Dechert Price & Rhoads are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Dechert Price & Rhoads, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

    r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the PFEAS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

  9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of (i) the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote and (ii) the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote; and that shareholders of the PFEAS Trust shall have approved all of the matters submitted to them at the meeting referred to in Section 7(c) hereof.

    b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the PFEAS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 1996, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

    c. That the PFEAS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the PFEAS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such date.

    e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    f. That the Acquired Fund shall have received an opinion of Dechert Price & Rhoads, in form satisfactory to Ropes & Gray, counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the PFEAS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the PFEAS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the PFEAS Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PAF Trust on behalf of the Acquired Fund, is a valid and binding obligation of the PFEAS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PFEAS Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the PFEAS Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PFEAS Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PFEAS Trust whose responsibility it is to advise the PFEAS Trust and the Acquiring Fund with respect to such matters;
  (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PFEAS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Acquired Fund Proxy Statement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

    g. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    h. That all actions taken by the PFEAS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

    i. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened by the Commission.

    j. That the PAF Trust and PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

 10. Indemnification.

    a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange
  Date) but no other assets, the trustees and officers of the PFEAS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the PAF Trust or the Acquired Fund contained in the Registration Statement, the PAF Prospectus, the Acquired Fund Proxy Statement, the Acquiring Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the PAF Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the PAF Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PAF Trust or the Acquired Fund. The Indemnified Parties will notify the PAF Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

    b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the PAF Trust (for purposes of this subparagraph, the

  "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Registration Statement, the PFEAS Prospectus, the Acquired Fund Proxy Statement, the Acquiring Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the PFEAS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the PFEAS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PFEAS Trust or the Acquiring Fund. The Indemnified Parties will notify the PFEAS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
  Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such clam, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

  11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the PAF Trust or the PFEAS Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1997, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

  13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

    "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [name of Acquiring Fund] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

  14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

 16. Declaration of Trust.

    a. A copy of the Declaration of Trust of the PAF Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PAF Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PAF Trust individually but are binding only upon the assets and property of the Acquired Fund.

    b. A copy of the Declaration of Trust of the PFEAS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PFEAS Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PFEAS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

                                          PIMCO ADVISORS FUNDS, on behalf of
                                           its [name of Acquired Fund]


                                          By: ____________________________
                                          PIMCO FUNDS: EQUITY ADVISORS SERIES,
                                           on behalf of its [name of Acquiring
                                           Fund]


                                          By: ____________________________

Accepted and Agreed as to Section 5(a)  only by PIMCO ADVISORS L.P.


By: ____________________________

Title: _________________________

                                                                      EXHIBIT B

                                    FORM OF
                  ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement, made the  th day of    , 199  between
PIMCO Advisors L.P. ("PIMCO Advisors" or "Adviser"), a limited partnership,
and    ("   " or "Portfolio Manager"), a general partnership, (the
"Agreement") is hereby amended by the addition of the provisions set forth in
this Addendum to the Agreement, which is made this    day of    , 199 .

                                  WITNESSETH:

  WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO
Funds: Equity Advisors Series and PIMCO Advisors Institutional Funds, is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in separate portfolio of securities and other assets; and

  WHEREAS, the Trust currently consists of multiple separate series, including those series designated as the PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid Cap Growth Fund, PIMCO Small Cap Growth Fund, PIMCO Micro Cap Growth Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO Balanced Fund, PIMCO International Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Core Equity Fund, PIMCO Mid Cap Equity Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, and PIMCO Precious Metals Fund (each a "Fund"); and

  WHEREAS, the Trust has retained PIMCO Advisors to render management services to the Funds pursuant to an Investment Advisory Agreement dated as of November 15, 1994, as amended and restated effective as of the date hereof, and such agreement authorizes the Adviser to engage portfolio managers to discharge the Adviser's responsibilities with respect to the management of the Funds; and

  WHEREAS, the Adviser has retained [Portfolio Manager] to furnish investment advisory services to the [Funds], pursuant to the agreement;

  NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Addendum, it is agreed between the parties hereto as follows:

  1. Paragraph five (5) ("Compensation") of the Agreement is amended and restated as follows:

      "5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of the [Fund(s)] at the annual rate of % of the average daily net assets of [each of] the [Fund(s)],
    and at the annual rate of   % of the average daily net assets of [each
    of] the [Fund(s)].

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below on the date written above.


                                          PIMCO ADVISORS L.P.



Attest: _____________________________     By: _________________________________
   NAME:                                    NAME:
   TITLE:                                   TITLE:


                                          [Portfolio Manager]



Attest: _____________________________
   NAME:                                  By: _________________________________
   TITLE:                                   NAME:
                                            TITLE:

                                                                  EXHIBIT C

                               INFORMATION ABOUT
                              NFJ INVESTMENT GROUP
                                    ("NFJ")

DIRECTORS AND EXECUTIVE OFFICERS

  NFJ's directors and principal executive officers and their principal occupations are shown below. Unless otherwise indicated, the business address of each such person is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201.

 NAME            POSITION WITH NFJ AND PRINCIPAL OCCUPATION(S)
 ----            ---------------------------------------------
 Chris Najork    Managing Director, NFJ; Director, Managing Director and Chairman,
                 NFJ Management, Inc.
 Ben J. Fischer  Managing Director and Chief Financial Officer, NFJ; Director and Managing Director,
                 NFJ Management, Inc.
 John L. Johnson Managing Director, NFJ; Director and Managing Director, NFJ Management, Inc.

OTHER INVESTMENT COMPANY CLIENTS WITH SIMILAR INVESTMENT POLICIES AND
OBJECTIVES

                                              APPROXIMATE
                                              NET ASSETS
   NAME OF INVESTMENT                ANNUAL  (IN MILLIONS)
   COMPANY/FUND                     FEE RATE AS OF 9/30/96
   ------------------               -------- -------------
   Aquinas Balanced Fund              0.45%     $  4.2
   Aquinas Equity Income Fund         0.45%     $ 25.0
   The Common Fund                    0.45%     $184.2
   PIMCO Advisors Balanced Fund       0.45%     $ 22.5
   PIMCO Advisors Value Fund          0.45%     $ 61.4
   S/B CGCM Small Cap Value Equity    0.30%     $277.1

                                                                 EXHIBIT D

                               INFORMATION ABOUT
                          CADENCE CAPITAL MANAGEMENT
                                  ("CADENCE")

DIRECTORS AND EXECUTIVE OFFICERS

  Cadence's directors and principal executive officers and their principal occupations are shown below. Unless otherwise indicated, the business address of each such person is Exchange Place, 53 State Street, Boston, Massachusetts 02109.

 NAME                POSITION WITH CADENCE AND PRINCIPAL OCCUPATION(S)
 ----                -------------------------------------------------
 David B. Breed      Managing Director and Chief Financial Officer, Cadence; Director, Managing Director
                     and Chief Executive Officer, Cadence Capital Management, Inc.; Member of Operating
                     Board of PIMCO Advisors L.P.
 William B. Bannick  Managing Director and Executive Vice President, Cadence; Director and Managing
                     Director, Cadence Capital Management, Inc.
 Eric M. Wetlaufer   Managing Director, Cadence
 Katherine A. Burdon Managing Director, Cadence

OTHER INVESTMENT COMPANY CLIENTS WITH SIMILAR INVESTMENT POLICIES AND
OBJECTIVES

                                                                   APPROXIMATE
                                                                   NET ASSETS
NAME OF INVESTMENT                           ANNUAL               (IN MILLIONS)
COMPANY/FUND                                FEE RATE              AS OF 9/30/96
------------------                          --------              -------------
PIMCO Advisors Discovery Fund  0.375% of first $200 million           $70.0
                               0.35% of amounts over $200 million

                                                                  EXHIBIT E

                             INFORMATION ABOUT

                         COLUMBUS CIRCLE INVESTORS

                            ("COLUMBUS CIRCLE")

DIRECTORS AND EXECUTIVE OFFICERS

  Columbus Circle's directors and principal executive officers and their principal occupations are shown below. Unless otherwise indicated, the business address of each such person is Metro Center, One Station Place, 8th floor, Stamford, Connecticut 06902.

                            POSITION WITH COLUMBUS CIRCLE AND PRINCIPAL
 NAME                       OCCUPATION(S)
 ----                       -------------------------------------------
 Irwin F. Smith             Chairman and Managing Director, Columbus Circle;
                            Member of Equity and Operating Boards and Operating
                            Committee, PIMCO Advisors L.P.; Director and
                            Chairman, Columbus Circle Investors Management
                            Inc.; Director, Columbus Circle Trust Company
                            ("CCTC")
 Donald A. Chiboucas        President and Managing Director, Columbus Circle;
                            Member of Operating Board, PIMCO Advisors L.P.;
                            Director and President, Columbus Circle Investors
                            Management Inc.
 Louis P. Celentano         Managing Director, Columbus Circle; Director and
                            Vice President, Columbus Circle Investors
                            Management Inc.; Chairman and Director, CCTC
 Robert W. Fehrman          Managing Director, Columbus Circle; Director,
  440 South La Salle Street Columbus Circle Investors Management Inc.
  One Financial Square
  Suite 2450
  Chicago, Illinois 60605
 Marc S. Felman             Managing Director, Columbus Circle
 Amy M. Hogan               Managing Director, Columbus Circle; Member of
                            Operating Board, PIMCO Advisors L.P.; Director,
                            Columbus Circle Investors Management Inc.
 Daniel S. Pickett          Managing Director, Columbus Circle; Director,
                            Columbus Circle Investors Management Inc.
 Anthony Rizza              Managing Director, Columbus Circle
 C. Paul Tyborowski         Managing Director, Columbus Circle

OTHER INVESTMENT COMPANY CLIENTS WITH SIMILAR INVESTMENT POLICIES AND
OBJECTIVES

                                                                       NET ASSETS
NAME OF INVESTMENT                    ANNUAL                           (IN MILLIONS)
COMPANY/FUND                          FEE RATE                         AS OF 9/30/96
------------------                    --------                         -------------
Liberty Asset Management Company      0.40% of the first $100 million    $  191.6
                                      0.36% of amounts over $100
 Liberty All-Star Equity              million
Frank Russell Investment Management
 Co.
 Frank Russell Equity I               0.35% of the first $50 million     $  101.3
                                      0.25% of the amounts over $50
                                      million
Frank Russell Investment Management
 Co.
 Frank Russell Diversified Equity     0.35% of the first $50 million     $   71.5
                                      0.25% of amounts over $50
                                      million
Prudential Mutual Funds Management
 Co.
                                      0.30% of average daily net
 Prudential Target Portfolio Trust:   assets                             $  108.5
 Large Capitalization Growth
  Portfolio
PIMCO Advisers Equity Income Fund     0.375% of first $200 million       $  266.4
                                      0.350% of amounts over $200
                                      million
PIMCO Advisors Growth Fund            0.350% of first $200 million       $1,638.6
                                      0.325% of amounts over $200
                                      million
PIMCO Advisors Target Fund            0.375% of first $200 million       $1,180.8
                                      0.350% of amounts over $200
                                      million
PIMCO Advisors Opportunity Fund       0.375% of first $200 million       $  935.1
                                      0.350% of amounts over $200
                                      million

                                                                 EXHIBIT F

                         INFORMATION ABOUT PARAMETRIC
                          PORTFOLIO ASSOCIATES, INC.
                                ("PARAMETRIC")

DIRECTORS AND EXECUTIVE OFFICERS

  Parametric's directors and principal executive officers and their principal occupations are shown below. Unless otherwise indicated, the business address of each such person is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090.

 NAME                POSITION WITH PARAMETRIC AND PRINCIPAL OCCUPATION(S)
 ----                ----------------------------------------------------
 Mark England-Markun Managing Director, Parametric; Director, Managing Director and Chief Executive
                     Officer, Parametric Management, Inc.
 William Cornelius   Managing Director, Parametric; Director and Managing Director, Parametric Management,
                     Inc.
 David M. Stein      Managing Director and Chief Financial Officer, Parametric; Director and Managing
                     Director, Parametric Management, Inc.

OTHER INVESTMENT COMPANY CLIENTS WITH SIMILAR INVESTMENT POLICIES AND
OBJECTIVES

                                                      APPROXIMATE
                                                      NET ASSETS
   NAME OF INVESTMENT                        ANNUAL  (IN MILLIONS)
   COMPANY/FUND                             FEE RATE AS OF 9/30/96
   ------------------                       -------- -------------
   Smith Barney TRAK                          0.15%    $1,255.0
      Large Capitalization Value Portfolio

                                                                 EXHIBIT G

                               INFORMATION ABOUT
                    BLAIRLOGIE CAPITAL MANAGEMENT, LIMITED
                                ("BLAIRLOGIE")

DIRECTORS AND EXECUTIVE OFFICERS

  Blairlogie's directors and principal executive officers and their principal occupations are shown below. Unless otherwise indicated, the business address of each such person is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland.

 NAME                 POSITION WITH BLAIRLOGIE AND PRINCIPAL OCCUPATION(S)
 ----                 ------------------------------------------------------------------------------
 Gavin R. Dobson      Managing Director and Chief Executive Officer, Blairlogie; Director and Chief
                      Executive Officer, Blairlogie Holdings Limited (U.K.)
 James G.S. Smith     Managing Director and Chief Investment Officer, Blairlogie; Director and Chief
                      Investment Officer, Blairlogie Holdings Limited (U.K.)
 Robert R.W. Stephens Managing Director and Chief Financial Officer, Blairlogie; Director and Chief
                      Financial Officer, Blairlogie Holdings Limited (U.K.)

OTHER INVESTMENT COMPANY CLIENTS WITH SIMILAR INVESTMENT POLICIES AND
OBJECTIVES

                                                                          APPROXIMATE
                                                                          NET ASSETS
     NAME OF INVESTMENT                          ANNUAL                  (IN MILLIONS)
     COMPANY/FUND                               FEE RATE                 AS OF 9/30/96
     ------------------                         --------                 -------------
     Gradison McDonald International               0.8%                     $ 88.8
     PIMCO Advisors International Fund            0.40%                     $229.5

                                                                 EXHIBIT H

                          SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                       PIMCO FUNDS: MULTI-MANAGER SERIES
                (FORMERLY PIMCO FUNDS: EQUITY ADVISORS SERIES)

  This SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at
Boston, Massachusetts this     day of January, 1997 (as so amended and
restated, the "Declaration of Trust") by the Trustees hereunder and by the holders of shares of beneficial interest issued and to be issued hereunder as hereinafter provided, amending and restating the Amended and Restated Agreement and Declaration of Trust dated May 7, 1993 and amended July 15, 1993, October 29, 1993, March 4, 1994, August 12, 1994, November 7, 1994,
January 17, 1995, November 1, 1995, and February 2, 1996 (the "Amended Declaration of Trust"), which itself amended and restated the Agreement and Declaration of Trust of PFEACo Funds made on August 24, 1990 and amended on October 24, 1990, November 16, 1990, November 29, 1990, December 14, 1990,
February 1, 1991, May 9, 1991, August 6, 1992, and February 26, 1993.

  WHEREAS, pursuant to Section 10.4 of Article X of the Amended Declaration of Trust the Trustees of the Trust have determined that the Amended Declaration of Trust should be amended; and

  WHEREAS, the shareholders have duly approved this Declaration of Trust;

  NOW, THEREFORE, the Trustees of this Trust direct that this Declaration of Trust be filed with the Secretary of State of The Commonwealth of Massachusetts and that this Declaration of Trust shall take effect as of the date of filing.

  WITNESSETH that

  WHEREAS, this Trust has been formed to carry on the business of an investment company; and

  WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

  NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                   ARTICLE I
                             Name and Definitions

NAME

  SECTION 1. This Trust shall be known as "PIMCO Funds: Multi-Manager Series", and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

DEFINITIONS

  SECTION 2. Whenever used herein, unless otherwise required by the context or specifically provided:

    (a) The "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time;

    (b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

    (c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

    (d) "Shareholder" means a record owner of Shares;

    (e) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

    (f) The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

    (g) "Declaration of Trust" shall mean this Declaration of Trust as amended or restated from time to time;

    (h) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time;

    (i) The term "series" or "series of Shares" refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

    (j) The term "class" or "class of Shares" refers to the division of Shares representing any series into two or more classes as provided in
  Article III, Section 1 hereof.

                                  ARTICLE II
                               Purpose of Trust

  The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

                                  ARTICLE III
                                    Shares

DIVISION OF BENEFICIAL INTEREST

  SECTION 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets specifically allocated to that series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each series shall at all times be divided into Shares, with a par value of $0.00001 or $0.001, as may be determined by the Trustees, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Bylaws. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class.

OWNERSHIP OF SHARES

  SECTION 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

  SECTION 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

  All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series.

NO PREEMPTIVE RIGHTS

  SECTION 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

  SECTION 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                  ARTICLE IV
                                 The Trustees

ELECTION

  SECTION 1. A Trustee may be elected either by the Trustees or by the Shareholders. There shall be not fewer than three Trustees. The number of Trustees shall be as provided by the Bylaws or as fixed from time to time by the Trustees. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by such Trustee and delivered to any officer of the Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

  SECTION 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

POWERS

  SECTION 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

  Without limiting the foregoing, the Trustees shall have power and authority:

    (a) To invest and reinvest cash, and to hold cash uninvested;

    (b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

    (c) To act as a distributor of Shares and as underwriter of, or broker or dealer in, securities and other property;

    (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

    (e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

    (f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

    (g) To allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

    (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

    (i) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

    (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

    (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

    (l) To borrow funds;

    (m) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

    (n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

    (o) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

    (p) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act may engage.

  The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

  Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

PAYMENT OF EXPENSES BY TRUST

  SECTION 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur; provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

OWNERSHIP OF ASSETS OF THE TRUST

  SECTION 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

ADVISORY, MANAGEMENT AND DISTRIBUTION

  SECTION 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the

"Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold, or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

  The fact that:

    (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

    (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE V
                   Shareholders' Voting Powers and Meetings

  Shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Bylaws.

                                  ARTICLE VI
                  Distributions, Redemptions and Repurchases

DISTRIBUTIONS

  SECTION 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

REDEMPTIONS AND REPURCHASES

  SECTION 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge or fee as the Trustees may from time to time authorize. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

REDEMPTION AT THE OPTION OF THE TRUST

  SECTION 3. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with the Bylaws: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

                                  ARTICLE VII
             Compensation and Limitation of Liability of Trustees

COMPENSATION

  SECTION 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage or other services and payment for the same by the Trust.

LIMITATION OF LIABILITY

  SECTION 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                 ARTICLE VIII
                                Indemnification

TRUSTEES, OFFICERS, ETC.

  SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interest of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

COMPROMISE PAYMENT

  SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in or not opposed to the best interests of the Trust by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

INDEMNIFICATION NOT EXCLUSIVE

  SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

SHAREHOLDERS

  SECTION 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

                                  ARTICLE IX
                                 Miscellaneous

TRUSTEES, OFFICERS, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE

  SECTION 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

  Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

TRUSTEES' AND OFFICERS' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

  SECTION 2. The exercise by the Trustees and officers of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for the errors of judgment or mistakes of fact or law. The Trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required.

LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEE

  SECTION 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

DURATION AND TERMINATION OF TRUST

  SECTION 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least 66 2/3% of Shares entitled to vote or by the Trustees by written notice to the Shareholders. Any series or class of Shares may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares of such series or class entitled to vote or by the Trustees by written notice to the Shareholders of such series. Upon termination of the Trust or of any one or more series or classes of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular series or class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

FILING AND COPIES, REFERENCES, HEADINGS

  SECTION 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like "herein", "hereof", and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

  SECTION 6. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

AMENDMENTS

  SECTION 7. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder, Trustee or officer or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder, Trustee or officer involved. Subject to the foregoing, this Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series of classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholder of a series or class not affected shall be required. In addition to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended for any other reason at any time without the vote or consent of Shareholders, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees).

  IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand and seal for himself or herself and his or her assigns, as of the day and year first above written.


                                          _____________________________________
                                                    E. Philip Cannon


                                          _____________________________________
                                                    Donald P. Carter


                                          _____________________________________
                                                    Gary A. Childress


                                          _____________________________________
                                                   William D. Cvengros


                                          _____________________________________
                                                      Gary L. Light


                                          _____________________________________
                                                    Richard L. Nelson


                                          _____________________________________
                                                     Lyman W. Porter


                                          _____________________________________
                                                  Robert A. Prindiville


                                          _____________________________________
                                                      Alan Richards


                                          _____________________________________

                                                    Joel Segall


                                          _____________________________________
                                                    W. Bryant Stooks


                                          _____________________________________
                                                    Gerald M. Thorne

                                                                 EXHIBIT I

                       PIMCO FUNDS: MULTI-MANAGER SERIES
                               DISTRIBUTION PLAN
                        FOR ADMINISTRATIVE CLASS SHARES

  WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the Trust issues shares of beneficial interest ("shares") in separate series ("Funds"), with each Fund representing interests in a separate portfolio of securities and other assets;

  WHEREAS, the Trust issues shares of the Funds in separate classes of shares, one of which is designated the Administrative Class (the "Administrative Class" shares);

  WHEREAS, certain shareholders of the Trust may require distribution and related services that are in addition to services required by other shareholders, and the provision of such services to shareholders requiring these services may benefit such shareholders and facilitate their ability to invest in the Funds;

  WHEREAS, issuance of shares of the Funds in a class subject to a fee for the Funds' cost of providing distribution and related services would allocate the Funds' expense of rendering such services to the shareholders who receive such additional services;

  WHEREAS, the Funds with respect to their Administrative Class shares intend to enter into Distribution Agreements ("Agreements") pursuant to this Distribution Plan (the "Plan") with various Service Organizations ("Service Organizations"), either directly or through the Trust's distributor, PIMCO Funds Distribution Company (the "Distributor"), pursuant to which the Service Organization will make available or offer Administrative Class shares of the Funds for sale to the public and/or provide certain shareholder services to its customers that invest in the Funds;

  WHEREAS, the Funds have adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act to permit the issuance of shares in different classes;

  WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders;

  NOW THEREFORE, the Trust hereby adopts this Distribution Plan on the following terms and conditions:

  1. The Trust (or the Distributor, acting as agent of the Trust) shall reimburse a Service Organization with which the Trust (or the Distributor), regarding the Administrative Class of a Fund, has an Agreement, for costs and expenses incurred in connection with the distribution and marketing of shares of that Class and/or the provision of certain shareholder services to its customers that invest in the Funds, at a rate specified in paragraph 2 below, based upon the average daily net assets of the Fund attributable to the Administrative Class.

  2. Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the Service Organization will be reimbursed quarterly for such costs, expenses or payments at an annual rate of up to but not more than 0.25% of the average daily net assets of the Fund attributable to the Administrative Class. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be used in any month to pay expenses pursuant to the Agreement. An Administrative Class shall incur no interest or carrying charges for expenses carried forward. In the event the Plan is terminated as herein provided, the Administrative Class shall have no liability for expenses that were not reimbursed as of the date of termination.

  3. The payment of fees to a Service Organization is subject to compliance by the Service Organization with the terms of the Agreement between the Service Organization and the Trust (or the Distributor). If an Administrative Class shareholder ceases to be a client of a Service Organization that has entered into an Agreement with the Trust (or the Distributor), but continues to hold Administrative Class shares, the Service Organization will be entitled to receive a similar payment in respect of the services provided to such investors, except that the Distributor may determine that the Service Organization shall no longer be entitled to such payment if the client becomes a client of another Service Organization that has an Agreement with the Trust (or the Distributor). For the purposes of determining the fees payable under the Plan, the average daily net asset value of the Fund attributable to the Administrative Class shares shall be computed in the manner specified in the Trust's Declaration of Trust and current prospectus.

  4. Services which a Service Organization will provide under an Agreement may include, but are not limited to, the following functions: placing orders directly for the purchase of a Fund's shares and tendering a Fund's shares for redemption; engaging in advertising with respect to a Fund's shares; providing information about the Funds; providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in applying to purchase Fund shares and selecting dividend and other account options. Shareholder services which a Service Organization will provide under an Agreement may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. In addition, Service Organizations can provide their endorsement of the Administrative Class shares of a Fund to their clients, members or customers as an inducement to invest in the Fund.

  5. Any Service Organization entering into an Agreement with a Fund (or with the Distributor) under this Plan may also enter into an Administrative Services Agreement with regard to its Administrative Class with that Fund (or with the Distributor), pursuant to an Administrative Services Plan adopted by the Trust, which will not be subject to the terms of this Plan. However, in the event the Service Organization enters into both types of agreements, the Service Organization shall not be eligible to receive fees under more than one agreement with respect to the same assets. A Fund (or the Distributor, acting as the Fund's agent) under this Plan may enter into more than one Distribution Agreement for its Administrative Class shares, with different Service Organizations providing services to different groups of shareholders.

  6. For so long as required pursuant to Rule 12b-1 under the 1940 Act, the Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding voting securities of the Administrative Class of that Fund, which may include the vote by an affiliated person of the Fund as the sole shareholder of the Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to a Fund if a majority of the outstanding voting securities of the Administrative Class of the Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Administrative Class of any other Fund.

  7. The Plan shall not take effect until it has been approved, together with any related agreements and supplements, by votes of a majority of both (a) the Board of Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

  8. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 7.

  9. Any person authorized to direct the disposition of monies paid or payable by an Administrative Class pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

  10. Any agreement related to the Plan, as such phrase is used is Rule 12b-1 under the 1940 Act, shall be in writing and shall provide: (a) that such agreement may be terminated at any time as to a Fund, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of the Administrative Class of a Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

  11. The Plan may be amended at any time with respect to a Fund by the Board of Trustees, provided that (a) for so long as required pursuant to Rule 12b-1 under the 1940 Act, any amendment to increase materially the costs which the Administrative Class shares may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Administrative Class of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 7 hereof.

  12. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

  13. The Trust shall preserve copies of the Plan, any related agreement and any report made pursuant to paragraph 9 hereof, for a period of not less than six (6) years from the date of the Plan, such agreement or report, as the case may be, the first two (2) years of which shall be in an easily accessible place.

  14. It is understood and expressly stipulated that neither the holders of shares of any Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

  IN WITNESS WHEREOF, the Trust has adopted this Distribution Plan effective
as of the     day of    , 199 .

                                          PIMCO Funds: Multi-Manager Series

                                          By: _________________________________
                                            Title:

                                                                 EXHIBIT J

  As of the close of business on the Record Date, the following persons owned of record or beneficially 5% or more of the shares of a class of the following
Funds:

                                                       SHARES
                                                    BENEFICIALLY  PERCENTAGE OF
                                     TITLE OF CLASS     OWNED      CLASS OWNED
                                     -------------- ------------- -------------
   NFJ EQUITY INCOME FUND
    Pacific Mutual Life Insurance
     Company                         Institutional  1,356,224.690     17.89%
    FBO PM RISP
    700 Newport Center Drive
    Newport Beach, California 92660
    NBD Bank NA as Trustee for       Institutional  1,306,329.863     17.23%
    AM Castle & Company Employee
     Pension
    P.O. Box 77975
    Detroit, Michigan 48277-0975
    Santa Barbara Foundation         Institutional    787,412.509     10.38%
    15 East Carrillo Street
    Santa Barbara, California
     93101-2780
    First Union National Bank        Administrative   418,547.222     97.60%
    401 S. Tyron Street, FRB-3
    Charlotte, North Carolina
     28288-1151
    Hazlehurst & Associates          Institutional    413,436.145      5.45%
    400 Perimeter Center Terrace,
     Suite 850
    Atlanta, Georgia 30346
   NFJ DIVERSIFIED LOW P/E FUND
    Pacific Mutual Life Insurance
     Company                         Institutional  2,040,756.360     46.31%*
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    The Northern Trust Company as    Institutional    863,461.875     19.59%
    Trustee for Great Lakes
     Chemical
    Master Retirement Trust
    P.O. Box 2200
    West Lafayette, Indiana 47906
    BAC Local 19 Pension Trust Fund  Institutional    312,980.893      7.10%
    777 Davis Street
    San Francisco, California
     94126-2500
    PM Charitable Foundation         Institutional    275,939.195      6.26%
    700 Newport Center Drive
    Newport Beach, California 92660

                                                       SHARES
                                                    BENEFICIALLY  PERCENTAGE OF
                                     TITLE OF CLASS     OWNED      CLASS OWNED
                                     -------------- ------------- -------------
   NFJ SMALL CAP VALUE FUND
    Pacific Mutual Life Insurance
     Company                         Institutional    443,140.165      6.26%
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    First Union National Bank        Administrative   306,739.669    100.00%
    401 South Tyron Street, FRB-3
    Charlotte, North Carolina
     28202-1911
    Sheet Metal Workers' Local
     Unions                          Institutional    300,894.876     15.17%
    and Councils Pension Fund
    601 N. Fairfax Street, Suite
     500
    Alexandria, Virginia 22314-2054
    Victoria Bank and Trust
     Company,                        Institutional    228,491.233     11.52%
    Structural Metals, Inc. Pension
     Plan
    One O'Connor Plaza, 6th Floor
    Victoria, Texas 77901-65497
    Mellon Bank, NA FBO              Institutional    108,350.681      5.46%
    Mac & Co. A/C 855-577
    P.O. Box 320
    Pittsburgh, Pennsylvania 15230-
     0320
   CADENCE CAPITAL APPRECIATION
    FUND
    Donaldson Lufkin & Jenrette**    Institutional  3,979,488.471     19.40%
    Pershing Division
    P.O. Box 2052
    Jersey City, New Jersey 07303-
     2052
    Bank of New York as Trustee for  Institutional  2,999,866.508     14.63%
    Coopers & Lybrand Retirement
     Trust
    One Wall Street
    New York, New York 10286-0001
    Pacific Mutual Life Insurance
     Company                         Institutional  1,362,011.619      6.64%
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    Ingram Industries Inc.           Institutional  1,098,303.191      5.35%
    1 Belle Meade Plaza
    P.O. Box 23049
    Nashville, Tennessee 37202
    Amsouth Bank as Trustee for      Institutional  1,031,065.255      5.03%
    Infirmary Health Systems
    P.O. Box 11426
    Birmingham, Alabama 35202-1426

                                                       SHARES
                                                    BENEFICIALLY  PERCENTAGE OF
                                     TITLE OF CLASS     OWNED      CLASS OWNED
                                     -------------- ------------- -------------
    FIIOC as Agent for Certain       Administrative     4,559,856     83.73%
    Employee
    Benefits Plan
    100 Magetian KWIC
    Covington, Kentucky 41015
    First Union National Bank        Administrative       886.232     16.27%
    401 S. Tyron Street, FRB-3
    Charlotte, North Carolina
    28288-1151
   CADENCE MID CAP GROWTH FUND
    First Trust as Trustee for       Institutional  2,105,080.446     20.35%
    Dayton Hudson Corporation
    P.O. Box 64010
    St. Paul, Minnesota 55164-0010
    Caremark International, Inc.     Institutional    883,887.454      8.54%
    c/o State Street Bank & Trust
    1 Enterprise Drive
    North Quincy, Massachusetts
    02171-2126
    Fleet Bank for University of     Institutional    718,798.331      6.95%
    Massachusetts
    10 Tremont Street, 4th Floor
    Boston, Massachusetts 02108
    Berklee College of Music, Inc.   Institutional    637,636.681      6.16%
    1140 Boylston Street
    Boston, Massachusetts 02215-
    3693
    Staff Retirement Plan of the     Institutional    535,575.625      5.18%
    International
    Telecommunications
    Satellite Organization
    3400 International Drive, N.W.
    Washington, D.C. 20008-3006
    First Interstate Bank FBO        Administrative    48,900.607     84.57%
    Choicemaster
    5808 East Telephone Road, 2nd
    Floor
    Ventura, California 93003
    Canterbury Consultant FBO        Administrative     5,258.486      9.09%
    Sandra Hogue Trust
    660 Newport Center Drive
    Newport Beach, California 92660
   CADENCE MICRO CAP GROWTH FUND
    Charles Schwab & Co., Inc.**     Institutional  1,199,263.540     24.69%
    101 Montgomery Street
    San Francisco, California
    94104-4122

                                                        SHARES
                                                     BENEFICIALLY PERCENTAGE OF
                                      TITLE OF CLASS    OWNED     CLASS  OWNED
                                      -------------- ------------ -------------
    Dominion Resources, Inc.          Institutional  854,664.929      17.59%
    701 East Byrd Street
    P.O. Box 26532
    Richmond, Virginia 23261
    University of Southern            Institutional  812,844.768      16.73%
    California
    Treasurer's Office
    University Park, BKS 402
    Los Angeles, California 90089-
    2541
    The Northern Trust Company as     Institutional  385,554.673       7.94%
    Trustee
    for Toyota Directed Retirement
    Trust
    P.O. Box 92956
    Chicago, Illinois 60690
    Pacific Mutual Life Insurance     Institutional  361,010.830       7.43%
    Company
    700 Newport Center Drive
    Newport Beach, California 92660-
    6397
    Northern Trust Company as         Administrative  51,944.229        100%
    Trustee
    for Sunday School Board
    P.O. Box 92956
    Chicago, Illinois 60675
   CADENCE SMALL CAP GROWTH FUND
    The Jewish Federation of          Institutional  423,780.013      26.16%*
    Metropolitan Chicago
    One South Franklin Street
    Room 625
    Chicago, Illinois 60606-4609
    Pacific Mutual Life Insurance     Institutional  260,281.104      16.07%
    Company
    700 Newport Center Drive
    Newport Beach, California 92660
    ESOR & Co.                        Institutional  197,355.259      12.18%
    Associated Bank Green Bay
    Trust Operations Department
    P.O. Box 19006
    Green Bay, Wisconsin 54307-9006
    Pacific Mutual Life Insurance     Institutional  151,823.341       9.37%
    Company
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    Auburn Theological Seminary       Institutional  145,018.519       8.95%
    3041 Broadway
    New York, New York 10027-5710

                                                       SHARES     PERCENTAGE OF
                                                    BENEFICIALLY      CLASS
                                     TITLE OF CLASS     OWNED         OWNED
                                     -------------- ------------- -------------
    Bessemer Trust Company for       Institutional     99,453.008      6.14%
    Naidot & Co.
    100 Woodbridge Center Drive
    Woodbridge, New Jersey 07095
    FTC & Co.                        Administrative     5,312.555       100%
    First Trust (Multi-Financial
    Group)
    P.O. Box 173736
    Denver, Colorado 80217-3736
   COLUMBUS CIRCLE INVESTORS CORE
    EQUITY FUND
    The Bank of New York as          Administrative 2,203,401.359     83.47%*
    Trustee for Melville
    Corporation
    One Theall Road
    Rye, New York 10580-1404
    Pacific Mutual Life Insurance    Institutional    428,426.396     54.98%
    Company
    700 Newport Center Drive
    Newport Beach, California 92660
    The Bank of New York as Trustee  Administrative   350,815.389     13.29%
    for
    Marshalls Association 401(k)
    Trust
    One Wall Street
    MT/MC 12th Floor
    New York, New York 10286-0001
    Pacific Mutual Charitable        Institutional    123,479.016     15.85%
    Foundation
    700 Newport Center Drive
    Newport Beach, California 92660
    Union Bank as Trustee for        Institutional     94,328.867     12.11%
    Pacific Corinthian Life
    Insurance Company
    Pension Plan
    10241 Wateridge Circle
    San Diego, California 92121-
    2733
   COLUMBUS CIRCLE INVESTORS MID
    CAP
    EQUITY FUND
    Pacific Mutual Life Insurance    Institutional    439,316.239     54.98%*
    Company
    700 Newport Center Drive
    Newport Beach, California 92660
    John W. Barnum                   Institutional     52,308.574      9.08%
    5175 Tilden Street, N.W.
    Washington, D.C. 20016-1961
    Pacific Mutual Charitable        Institutional     29,398.169      5.10%
    Foundation
    700 Newport Center Drive
    Newport Beach, California 92660

                                                       SHARES     PERCENTAGE OF
                                                    BENEFICIALLY      CLASS
                                     TITLE OF CLASS     OWNED         OWNED
                                     -------------- ------------- -------------
   PARAMETRIC ENHANCED EQUITY FUND
    First Interstate Bank of CA,     Institutional  1,863,469.422     40.29%*
    Custodian S.F. BART
    P.O. Box 9800
    Calabasas, California 91372-
    0800
    Pacific Mutual Life Insurance    Institutional    841,703.411     18.20%
    Company
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    Pacific Mutual Life Insurance    Institutional    594,518.448     12.85%
    Company
    FBO CMTA-GMPP & Allied Workers
    Pension
    700 Newport Center Drive
    Newport Beach, California 92260
    Santa Clara Mission              Institutional    299,385.088      6.47%
    The Rector-Nobili Hall
    Santa Clara University
    Santa Clara, California 00009-
    5053
   BLAIRLOGIE EMERGING MARKETS FUND
    Charles Schwab & Co., Inc.**     Institutional  2,351,321.558     43.79%*
    101 Montgomery Street
    San Francisco, California
    94104-4122
    Donaldson Lufkin & Jenrette**    Institutional    687,127.741     12.80%
    Pershing Division
    P.O. Box 2052
    Jersey City, New Jersey 07303-
    2052
    Pacific Mutual Life Insurance    Institutional    575,190.664     10.71%
    Company
    700 Newport Center Drive
    Newport Beach, California 92660
    Pacific Mutual Life Insurance    Institutional    378,425.453      7.05%
    Company
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    FTC & Co.                        Administrative    25,799.415    100.00%
    First Trust (Multi Financial
    Group)
    P.O. Box 173736
    Denver Colorado 80217-3736
   BLAIRLOGIE INTERNATIONAL ACTIVE
    FUND
    Pacific Financial Asset          Institutional  1,158,760.796     15.99%
    Management Corporation
    700 Newport Center Drive
    Newport Beach, California 92660

                                                       SHARES     PERCENTAGE OF
                                                    BENEFICIALLY      CLASS
                                     TITLE OF CLASS     OWNED         OWNED
                                     -------------- ------------- -------------
    Wachovia Bank of N.C. as         Institutional  1,016,260.163     14.03%
    Trustee for
    Atlanta Gas Light Co.
    Retirement Plan
    301 North Main Street
    P.O. Box 3073
    Winston-Salem, North Carolina
    27150
    Pacific Mutual Life Insurance    Institutional    745,690.023     10.29%
    Company
    FBO PM Retirement Plan
    700 Newport Center Drive
    Newport Beach, California 92660
    Nissan Motor Corporation USA     Institutional    688,713.823      9.51%
    P.O. Box 191
    Gardena, California 90248-0191
    Charles Schwab & Co., Inc.**     Institutional    613,707.441      8.47%
    101 Montgomery Street
    San Francisco, California
    94104-4122
    First Interstate Bank as         Institutional    533,712.057      7.37%
    Trustee for
    Cadence Design System Inc.
    P.O. Box 9800
    Calabasas, California 91372-
    0800
    Northern Trust Company as        Administrative   209,428.808     44.59%
    Trustee
    for Sunday School Board
    P.O. Box 92956
    Chicago, Illinois 60675
    FTC & Co.                        Administrative   257,125.357     54.74%
    First Trust (Multi Financial
    Group)
    P.O. Box 173736
    Denver, Colorado 80217-3736
   BALANCED FUND
    Pacific Mutual Life Insurance    Institutional  1,139,129.985     22.21%
    Company
    FBO California Race Track
    Association
    700 Newport Center Drive
    Newport Beach, California 92660
    Pacific Mutual Life Insurance    Institutional    987,578.620     19.26%
    Company
    FBO PM RISP
    700 Newport Center Drive
    Newport Beach, California 92660

                                                      SHARES    PERCENTAGE OF
                                       TITLE OF    BENEFICIALLY     CLASS
                                         CLASS        OWNED         OWNED
                                     ------------- ------------ -------------


    Trustees of the Redlands         Institutional 630,292.357      12.29%
    Community
    Hospital Retirement Plan
    350 Terracina Blvd.
    Redlands, California 92373-4850

    Pacific Mutual Life Insurance    Institutional 624,999.431      12.19%
    Company
    FBO WESCOM Credit Union
    700 Newport Center Drive
    Newport Beach, California 92660
    Pacific Mutual Life Insurance    Institutional 607,667.327      11.85%
    Company
    FBO California Hardware Company
    700 Newport Center Drive
    Newport Beach, California 92660
    Pacific Mutual Life Insurance    Institutional 435,220.166       8.49%
    Company
    FBO Dominguez Water Corporation
    Pension Plan
    700 Newport Center Drive
    Newport Beach, California 92660

--------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are held only as nominee.

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                       Blairlogie Emerging Markets Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Blairlogie Emerging Markets Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                      With-        For All
                                           For        held         Except
1.  To elect the following persons to
    serve as Trustees:                     [_]         [_]          [_]

    E. Phillip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

          RECORD DATE SHARES:

                                                              ------------------
    Please be sure to sign and date this Proxy.               Date
--------------------------------------------------------------------------------




------Shareholder sign here------------------------------Co-owner sign here-----


                                                      For    Against   Abstain
III.I.  To approve an Addendum to the Portfolio
        Management Agreement between PIMCO            [_]      [_]       [_]
        Advisors L.P. and the Fund's Portfolio
        Manager.

                                                      For    Against   Abstain
IV.     To approve a Second Amended and
        Restated Declaration of Trust.                [_]      [_]       [_]

                                                      For    Against   Abstain
V.      (With respect to Administrative Class Shares
        only) To approve an Administrative Class      [_]      [_]       [_]
        Distribution Plan.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR
ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been                [_]
noted on the reverse side of this card.

--------------------------------------------------------------------------------
DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                       Blairlogie International Active Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Blairlogie Internatial Active Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), on which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                             With-   For All
I. To elect the following persons to   For   hold    Except
   serve as Trustees:                  [_]    [_]     [_]

   E. Philip Cannon, Donald P. Carter, Gary A. Childress,
   Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M.
   Thorne, and Robert A. Prindiville

   (INSTRUCTION: To withhold authority to vote for any individual, mark this "For All Except" box and strike a line through the nominee's name in the list above.)

              RECORD DATE SHARES:


                                                 ---------------
Please be sure to sign and date this Proxy.       Date
----------------------------------------------------------------

----Shareholder sign here---------Co-owner sign here------------

                                                     For    Against    Abstain
III.J. To approve an Addendum to the Portfolio
       Management Agreement between PIMCO            [_]      [_]        [_]
       Advisors L.P. and the Fund's Portfolio
       Manager

                                                     For    Against    Abstain
IV.    To approve a Second Amended and
       Restated Declaration of Trust                 [_]      [_]        [_]

V.     (With respect to Administrative Class
       Shares only) To approve an Administrative     [_]      [_]        [_]
       Class Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been
noted on the reverse side of this card.                                  [_]

--------------------------------------------------------------------------------

DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                         Cadence Micro Cap Growth Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Cadence Micro Cap Growth Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                               With-   For All
1.  To elect the following persons to    For   hold    Except
    serve as Trustees:                   [_]    [_]     [_]

    E. Phillip Cannon, Donald P. Carter, Gary A. Childress,
    Gary L. Light, Josi Segall, W. Bryant Stocks, Gerald M.
    Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

         RECORD DATE SHARES:








                                                   ------------------------
    Please be sure to sign and date this Proxy.    Date
--------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here-------


III.F.  To approve an Addendum to the Portfolio     For   Against  Abstain
        Management Agreement between PIMCO          [_]     [_]      [_]
        Advisors L.P. and the Fund's Portfolio
        Manager.


IV.     To approve a Second Amended and             For   Against  Abstain
        Restated Declaration of Trust.              [_]     [_]      [_]

V.      (With respect to Administrative Class
        Shares only) To approve an Administrative   For   Against  Abstain
        Class Distribution Plan.                    [_]     [_]      [_]

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

Mark box at right if comments or address changes have been
noted on the reverse side of this card.                              [_]

-------------------------------------------------------------------------------

DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                       Cadence Mid Cap Growth Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Overgros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Cadence Mid Cap Growth Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                                        With-   For All
                                                  For    hold    Except
1.      To elect the following persons to         [_]     [_]     [_]
        serve as Trustees:

        E. Philip Cannon, Donald P. Carter, Gary A Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville

        (INSTRUCTION: To withhold authority to vote for any individual, mark, the "For All Except" box and strike a line through the nominee's name in the list above.)

            RECORD DATE SHARES:

                                                      --------------------------
    Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


------Shareholder sign here------------------Co-owner sign here-----------------
                                                          For   Against Abstain
II.A.    To approve the acquisition by the Fund of all of  [_]     [_]     [_]
         the assets (subject to the liabilities) of the
         Discovery Fund, a series of PIMCO Advisors
         Funds.
                                                           For   Against Abstain
III.E    To Approve an Addendum to the Portfolio           [_]     [_]     [_]
         Management Agreement between PIMCO Advisors LP.
         and the Fund's Portfolio Manager.
                                                           For   Against Abstain
IV.      To approve a Second Amended and Restated          [_]     [_]     [_]
         Declaration of Trust.

V.       (With respect to Administrative Class Shares      [_]     [_]     [_]
         only) To approve an Administrative Class
         Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been noted on         [_]
the reverse side of this card.


--------------------------------------------------------------------------------


DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                                 Balanced Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Balanced Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO
Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                 With-      For All
                                        For      hold       Except

I.  To elect the following persons to   [_]       [_]         [_]
    serve as Trustees:




    E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

                              RECORD DATE SHARES:



                                                     ---------------------------
       Please be sure to sign and date this Proxy.   Date
--------------------------------------------------------------------------------


-------Shareholder sign here-----------------------Co-owner sign here-----------

                                                      For  Against  Abstain
III.K. To approve an Addendum to the Portfolio
       Management Agreement between PIMCO             [_]    [_]      [_]
       Advisors L.P. and one of the Fund's
       Portfolio Managers, NFJ Investment Group.

                                                      For  Against  Abstain
III.L. To approve an Addendum to the Portfolio
       Management Agreement between PIMCO             [_]    [_]      [_]
       Advisors L.P. and one of the Fund's
       Portfolio Managers, Cadence Capital
       Management.

                                                      For  Against  Abstain
IV.    To approve a Second Amended and
       Restated Declaration of Trust.                 [_]    [_]      [_]




THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been noted on the reverse side of this card. [_]

--------------------------------------------------------------------------------

DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                         Cadence Small Cap Growth Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Cadence Small Cap Growth Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                          With-   For All
I.     To elect the following persons to          For     hold    Except
       serve as Trustees:                         [_]     [_]     [_]

       E. Philip Cannon, Donald P. Carter, Gary A. Childress,
       Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M.
       Thorne, and Robert A. Prindiville

       (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

           RECORD DATE SHARES:





                                                   -------------------------
    Please be sure to sign and date this Proxy.     Date
----------------------------------------------------------------------------



-----Shareholder sign here---------------------Co-owner sign here-----------



III.G. To approve an Addendum to the Portfolio
       Management Agreement between PIMCO         For    Against  Abstain
       Advisors L.P. and the Fund's Portfolio     [_]      [_]      [_]
       Manager.

IV.    To approve a Second Amended and            For    Against  Abstain
       Restated Declaration of Trust              [_]      [_]      [_]

V.     (With respect to Administrative Class
       Shares only) To approve an Administrative
       Class Distribution Plan.                   [_]      [_]      [_]

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been noted
on the reverse side of this card.                                   [_]


--------------------------------------------------------------------------------
DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                           NFJ Small Cap Value Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the NFJ Small Cap Value Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THE EXAMPLE

                                                              With-   For All
                                                    For       hold     Except
l.     To elect the following persons to
       serve as Trustees:                            [_]       [_]      [_]


       E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville.

       (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

          RECORD DATE SHARES:

                                                        ------------------------
       Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------


-------Shareholder sign here-------------------Co-owner sign here---------------

                                                      For     Against   Abstain
III.C. To approve an Addendum to the Portfolio        [_]       [_]       [_]
       Management Agreement between PIMCO
       Advisors L.P. and the Fund's Portfolio
       Manager.

                                                      For     Against   Abstain
IV.    To approve a Second Amended and                [_]       [_]       [_]
       Restated Declaration of Trust.

V.     (With respect to Administrative Class Shares   [_]       [_]       [_]
       only) To approve an Administrative Class
       Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been                 [_]
noted on the reverse side of this card

--------------------------------------------------------------------------------

DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                       Cadence Capital Appreciation Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Cadence Capital Appreciation Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                 With-  For All
                                         For     held   Except
1.  To elect the following persons to    [_]     [_]     [_]
    serve as Trustees:

    E. Philip Cannon, Donald P. Carter, Gary A. Childress,
    Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M.
    Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

       RECORD DATE SHARES:






                                                      --------------------------
    Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------




----Shareholder sign here.--------------------------Co-owner sign here----------


                                                         For   Against  Abstain
III.D. To approve an Addendum to the Portolio            [_]     [_]     [_]
       Management Agreement between PIMCO
       Advisors L.P. and the Fund's Portfolio
       Manager.


                                                         For   Against  Abstain
IV.    To approve a Second Amended and                   [_]     [_]     [_]
       Restated Declaration of Trust.

V.     (With respect to Administrative Class Shares      [_]     [_]     [_]
       only) To approve an Administrative Class
       Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEOFRE THE MEETING OR
ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been                [_]
noted on the reverse side of this card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

    DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                        Parametric Enhanced Equity Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Parametric Enhanced Equity Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                    With-   For All
                                            For     hold    Except
I.  To elect the following persons to       [_]     [_]       [_]
    serve as Trustees:

    E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

        RECORD DATE SHARES:



                                                -------------------------------
  Please be sure to sign and date this Proxy.   Date
--------------------------------------------------------------------------------



-------Shareholder sign here-------------------------Co-owner sign here --------

                                                     For   Against   Abstain
III.H. To approve an Addendum to the                 [_]     [_]       [_]
       Portfolio Management Agreement between
       PIMCO Advisors L.P. and the Fund's
       Portfolio Manager.
                                                     For   Against   Abstain
IV.    To approve a Second Amended and Restated      [_]     [_]       [_]
       Declaration of Trust.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been noted on     [_]
the reverse side of this card.
--------------------------------------------------------------------------------

DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                         NFJ Diversified Low P/E Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the NFJ Diversified Low P/E Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                With-    For All
                                                        For     hold     Except
I. To elect the following persons to
   serve as Trustees:                                   [_]     [_]      [_]

   E. Philip Cannon, Donald P. Carter, Gary A. Childress, Gary L. Light,
   Joel Segall, W. Bryant Stooks, Gerald M. Thorne, and Robert A. Prindiville

   (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.

     RECORD DATE SHARES:

                                                -----------------------------
   Please be sure to sign and date this Proxy.   Date
-----------------------------------------------------------------------------



----Shareholder sign here-------------------Co-owner sign here---------------






                                                        For   Against   Abstain
II.B.  To approve the acquisition by the Fund of
       all of the assets (subject to the liabilities)   [_]     [_]       [_]
       of the Value Fund, a series of PIMCO Advisors
       Funds.

III.B. To approve an Addendum to the Portfolio          For   Against   Abstain
       Management Agreement between PIMCO
       Advisors L.P. and the Fund's Portfolio           [_]     [_]       [_]
       Manager.

IV.    To approve a Second Amended and Restated         For   Against   Abstain
       Declaration of Trust.
                                                        [_]     [_]       [_]

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been noted on the    [_]
reverse side of this card.


-------------------------------------------------------------------------------


DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                            NFJ Equity Income Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the NJF Equity Income Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the
"Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                            With-   For All
                                                      For   hold    Except
1.  To elect the following persons to                 [_]    [_]      [_]
    serve as Trustees:

    E. Philip Cannon, Donald P. Carter, Gary A. Childress,
    Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M.
    Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any Individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

          RECORD DATE SHARES:

                                                 ---------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------



------Shareholder sign here------------------Co-owner sign here----------------


                                                      For  Against  Abstain
III.A.  To approve an Addendum to the Portfolio       [_]    [_]      [_]
        Management Agreement between PIMCO
        Advisors L.P. and the Fund's Portfolio
        Manager.

                                                      For  Against  Abstain
IV.     To approve a Second Amended and               [_]    [_]      [_]
        Restated Declaration of Trust.


V.      (With respect to Administrative Class Shares  [_]    [_]      [_]
        only) To approve and Administrative Class
        Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR
ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been             [_]
noted on the reverse side of this card.

--------------------------------------------------------------------------------
DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                  Columbus Circle Investors Core Equity Fund
                            A Proxy for a Meeting
                               of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Columbus Circle Investors Core Equity Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THE EXAMPLE
                                                               With-   For All
                                                      For      hold     Except
I.  To elect the following persons to
    serve as Trustees:                                [_]      [_]      [_]


    E. Philip Cannon, Donald P. Carter, Gary A. Childress,
    Gary L. Light, Joel Segali, W. Bryant Stooks, Gerald M.
    Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's in the list above.)

        RECORD DATE SHARES:







                                                     ---------------------
    Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------


----Shareholder sign here-----------------------Co-owner sign here--------

   DETACH CARD

                                                      For    Against    Abstain
III.M. To approve an Addendum to the Portfolio
       Management Agreement between PIMCO             [_]      [_]        [_]
       Advisors L.P. and the Fund's Portfolio
       Manager.

                                                      For    Against    Abstain
IV.    To approve a Second Amended and
       Restated Declaration of Trust.                 [_]      [_]        [_]

V.     (With respect to Administrative Class Shares
       only) To approve an Administrative Class       [_]      [_]        [_]
       Distribution Plan.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR
ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been                [_]
noted on the reverse side of this card.

-------------------------------------------------------------------------------

   DETACH CARD

                      PIMCO FUNDS: EQUITY ADVISORS SERIES

                 Columbus Circle Investors Mid Cap Equity Fund
                             A Proxy for a Meeting
                                of Shareholders
                        to be held on December 20, 1996

        The undersigned, revoking all Proxies heretofore given, hereby appoints each of R. Wesley Burns, William D. Cvengros, or Teresa A. Wagner, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the Columbus Circle Investors Mid Cap Equity Fund, a portfolio of PIMCO Funds: Equity Advisors Series (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of PIMCO Funds: Equity Advisors Series to be held at 8:00 a.m., Pacific time, on December 20, 1996, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows on the reverse side.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE
                                          ---
                                 REVERSE SIDE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" ANY PROPOSALS
                       IN WHICH NO CHOICE IS INDICATED.
  ----------------------------------------------------------------------------
--PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.--
  ----------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                               With-   For All
I.  To elect the following persons to   For    hold    Except
    serve as Trustees:                  [_]     [_]      [_]


    E. Philip Cannon, Donald P. Carter, Gary A. Childress,
    Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald
    Thorne, and Robert A. Prindiville

    (INSTRUCTION: To withhold authority to vote for any individual, mark the "For All Except" box and strike a line through the nominee's name in the list above.

      RECORD DATE SHARES:


                                                   -------------------------
 Please be sure to sign and date this Proxy.        Date
----------------------------------------------------------------------------

----Shareholder sign holder--------------Co-owner sign here------------------


                                                    For  Against Abstain
III.N.  To Approve an Addendum to the Portfolio     [_]    [_]     [_]
        Management Agreement between PIMCO
        Advisors L.P. and the Fund's Portfolio
        Manager

                                                    For  Against Abstain
IV.     To approve a Second Amended and             [_]    [_]     [_]
        Restated Declaration of Trust


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE
UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR
ANY ADJOURNMENT THEREOF.

Mark box at right if comments or address change have been           [_]
noted on the reverse side of this card.

-------------------------------------------------------------------------------

DETACH CARD